                                                                     EXHIBIT 4.4

                           MONTPELIER RE HOLDINGS LTD.

                                       TO

                              THE BANK OF NEW YORK,

                                     Trustee


                          JUNIOR SUBORDINATED INDENTURE

                            Dated as of [    ], 200__


                       JUNIOR SUBORDINATED DEBT SECURITIES

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                                Table of Contents

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ARTICLE 1 DEFINITIONS .....................................................................................1

        SECTION 1.1   CERTAIN TERMS DEFINED................................................................1

ARTICLE 2 SECURITY FORMS..................................................................................13

        SECTION 2.1   FORMS GENERALLY.....................................................................13
        SECTION 2.2   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.....................................13
        SECTION 2.3   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION BY AN AUTHENTICATING AGENT..........14
        SECTION 2.4   SECURITIES ISSUABLE IN THE FORM OF GLOBAL SECURITIES................................14

ARTICLE 3 THE SECURITIES..................................................................................16

        SECTION 3.1   AMOUNT UNLIMITED; ISSUABLE IN SERIES................................................16
        SECTION 3.2   FORM AND DENOMINATIONS..............................................................19
        SECTION 3.3   AUTHENTICATION, DATING AND DELIVERY OF SECURITIES...................................19
        SECTION 3.4   EXECUTION OF SECURITIES.............................................................22
        SECTION 3.5   CERTIFICATE OF AUTHENTICATION.......................................................22
        SECTION 3.6   REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.................................22
        SECTION 3.7   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES....................................24
        SECTION 3.8   PAYMENT OF INTEREST AND CERTAIN ADDITIONAL AMOUNTS; INTEREST RIGHTS AND
                       CERTAIN ADDITIONAL AMOUNTS PRESERVED...............................................25
        SECTION 3.9   CANCELLATION OF SECURITIES; DESTRUCTION THEREOF.....................................26
        SECTION 3.10  TEMPORARY SECURITIES................................................................26
        SECTION 3.11  COMPUTATION OF INTEREST.............................................................26
        SECTION 3.12  CUSIP NUMBERS.......................................................................27
        SECTION 3.13  EXTENSION OF INTEREST PAYMENT PERIOD................................................27
        SECTION 3.14  RIGHT OF SET-OFF....................................................................27
        SECTION 3.15  AGREED TAX TREATMENT................................................................28
        SECTION 3.16  EXTENSION OF STATED MATURITY; ADJUSTMENT OF STATED MATURITY UPON AN EXCHANGE........28

ARTICLE 4 COVENANTS OF THE COMPANY........................................................................28

        SECTION 4.1   PAYMENT OF SECURITIES...............................................................28
        SECTION 4.2   OFFICES OR AGENCY...................................................................29
        SECTION 4.3   MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST...................................29
        SECTION 4.4   ADDITIONAL AMOUNTS..................................................................31
        SECTION 4.5   REDEMPTION FOR TAX PURPOSES.........................................................31
        SECTION 4.6   CORPORATE EXISTENCE.................................................................32
        SECTION 4.7   WAIVER OF CERTAIN COVENANTS.........................................................32
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                                Table of Contents
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        SECTION 4.8   CERTIFICATES TO TRUSTEE.............................................................32
        SECTION 4.9   CALCULATION OF ORIGINAL ISSUE DISCOUNT..............................................33
        SECTION 4.10  ADDITIONAL SUMS.....................................................................33
        SECTION 4.11  PROHIBITION AGAINST DIVIDENDS, ETC..................................................34
        SECTION 4.12  PAYMENT OF EXPENSES OF EACH MRH TRUST...............................................34
        SECTION 4.13  OWNERSHIP OF COMMON SECURITIES......................................................34

ARTICLE 5 SECURITYHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE.................................35

        SECTION 5.1   COMPANY TO FURNISH TRUSTEE INFORMATION AS TO NAMES AND ADDRESSES OF
                       SECURITYHOLDERS ...................................................................35
        SECTION 5.2   PRESERVATION AND DISCLOSURE OF SECURITYHOLDER LISTS.................................35
        SECTION 5.3   REPORTS BY THE COMPANY AND THE GUARANTOR............................................36
        SECTION 5.4   REPORTS BY THE TRUSTEE..............................................................37

ARTICLE 6 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT.................................37

        SECTION 6.1   EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT...............37
        SECTION 6.2   COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT.......................41
        SECTION 6.3   APPLICATION OF PROCEEDS.............................................................42
        SECTION 6.4   SUITS FOR ENFORCEMENT...............................................................43
        SECTION 6.5   RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS.................................44
        SECTION 6.6   LIMITATIONS ON SUITS BY SECURITYHOLDERS.............................................44
        SECTION 6.7   UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO INSTITUTE CERTAIN SUITS...................44
        SECTION 6.8   POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT.............45
        SECTION 6.9   CONTROL BY HOLDERS OF SECURITIES....................................................46
        SECTION 6.10  WAIVER OF PAST DEFAULTS.............................................................46
        SECTION 6.11  TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES........47
        SECTION 6.12  RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS........................47
        SECTION 6.13  WAIVER OF USURY, STAY OR EXTENSION LAWS.............................................47
        SECTION 6.14  DELAY OR OMISSION NOT WAIVER........................................................48

ARTICLE 7 CONCERNING THE TRUSTEE..........................................................................48

        SECTION 7.1   DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT........48
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        SECTION 7.2   CERTAIN RIGHTS OF THE TRUSTEE.......................................................49
        SECTION 7.3   TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION
                       OF PROCEEDS THEREOF. ..............................................................51
        SECTION 7.4   TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC............................51
        SECTION 7.5   MONEYS HELD BY TRUSTEE..............................................................51
        SECTION 7.6   COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM.....................51
        SECTION 7.7   RIGHT OF TRUSTEE TO RELY ON OFFICER'S CERTIFICATE, ETC..............................52
        SECTION 7.8   QUALIFICATION OF TRUSTEE; CONFLICTING INTERESTS.....................................52
        SECTION 7.9   PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE.........................................52
        SECTION 7.10  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE...........................53
        SECTION 7.11  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE......................................54
        SECTION 7.12  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE..............55
        SECTION 7.13  PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY...............................55
        SECTION 7.14  AUTHENTICATING AGENT................................................................59

ARTICLE 8 CONCERNING THE HOLDERS OF SECURITIES............................................................60

        SECTION 8.1   ACTION BY HOLDERS...................................................................60
        SECTION 8.2   PROOF OF EXECUTION OF INSTRUMENTS BY HOLDERS OF SECURITIES..........................60
        SECTION 8.3   HOLDERS TO BE TREATED AS OWNERS.....................................................61
        SECTION 8.4   SECURITIES OWNED BY COMPANY DEEMED NOT OUTSTANDING..................................61
        SECTION 8.5   RIGHT OF REVOCATION OF ACTION TAKEN.................................................62

ARTICLE 9 HOLDERS' MEETINGS...............................................................................62

        SECTION 9.1   PURPOSES OF MEETINGS................................................................62
        SECTION 9.2   CALL OF MEETINGS BY TRUSTEE.........................................................63
        SECTION 9.3   CALL OF MEETINGS BY COMPANY OR HOLDERS..............................................63
        SECTION 9.4   QUALIFICATIONS FOR VOTING...........................................................63
        SECTION 9.5   REGULATIONS.........................................................................63
        SECTION 9.6   VOTING..............................................................................64
        SECTION 9.7   NO DELAY OF RIGHTS BY REASON OF MEETING.............................................65

ARTICLE 10 SUPPLEMENTAL INDENTURES........................................................................65

        SECTION 10.1  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS..........................65
        SECTION 10.2  SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS.............................67
        SECTION 10.3  NOTICE OF SUPPLEMENTAL INDENTURE....................................................68
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        SECTION 10.4  EFFECT OF SUPPLEMENTAL INDENTURE....................................................68
        SECTION 10.5  DOCUMENTS TO BE GIVEN TO TRUSTEE....................................................69
        SECTION 10.6  NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL INDENTURES........................69
        SECTION 10.7  EFFECT ON SENIOR INDEBTEDNESS.......................................................69

ARTICLE 11 CONSOLIDATION, AMALGAMATION, MERGER OR SALE....................................................69

        SECTION 11.1  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS................................69
        SECTION 11.2  OPINION OF COUNSEL..................................................................70
        SECTION 11.3  SUCCESSOR PERSON SUBSTITUTED........................................................70

ARTICLE 12 SATISFACTION AND DISCHARGE OF INDENTURE, UNCLAIMED MONEYS......................................71

        SECTION 12.1  SATISFACTION AND DISCHARGE OF SECURITIES OF ANY SERIES..............................71
        SECTION 12.2  DEFEASANCE AND COVENANT DEFEASANCE..................................................73
        SECTION 12.3  APPLICATION OF TRUST MONEY..........................................................77
        SECTION 12.4  REPAYMENT OF MONEYS HELD BY PAYING AGENT............................................77
        SECTION 12.5  RETURN OF UNCLAIMED MONEYS HELD BY TRUSTEE AND PAYING AGENT.........................77

ARTICLE 13 SUBORDINATION OF SECURITIES....................................................................78

        SECTION 13.1  AGREEMENT TO SUBORDINATE............................................................78
        SECTION 13.2  DEFAULT ON COMPANY SENIOR INDEBTEDNESS..............................................78
        SECTION 13.3  LIQUIDATION; DISSOLUTION; BANKRUPTCY................................................79
        SECTION 13.4  SUBROGATION.........................................................................80
        SECTION 13.5  TRUSTEE TO EFFECTUATE SUBORDINATION.................................................81
        SECTION 13.6  NOTICE BY THE COMPANY...............................................................81
        SECTION 13.7  RIGHTS OF THE TRUSTEE; HOLDERS OF COMPANY SENIOR INDEBTEDNESS.......................82
        SECTION 13.8  SUBORDINATION MAY NOT BE IMPAIRED...................................................83
        SECTION 13.9  APPLICATION BY TRUSTEE OF ASSETS DEPOSITED WITH IT..................................83

ARTICLE 14 NET PAYMENTS...................................................................................84

        SECTION 14.1  NET PAYMENTS........................................................................84

ARTICLE 15 MISCELLANEOUS PROVISIONS.......................................................................84

        SECTION 15.1  INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS OF COMPANY EXEMPT FROM
                       INDIVIDUAL LIABILITY ..............................................................84
        SECTION 15.2  PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND SECURITYHOLDERS.........85
        SECTION 15.3  SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE................................85
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        SECTION 15.4  HOLDERS OF PREFERRED SECURITIES AS THIRD PARTY BENEFICIARIES........................85
        SECTION 15.5  NOTICES TO HOLDERS; WAIVER..........................................................85
        SECTION 15.6  ADDRESSES FOR NOTICES...............................................................86
        SECTION 15.7  OFFICER'S CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED
                       THEREIN ...........................................................................86
        SECTION 15.8  SEPARABILITY CLAUSE.................................................................87
        SECTION 15.9  LEGAL HOLIDAYS......................................................................87
        SECTION 15.10 CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT.....................87
        SECTION 15.11 GOVERNING LAW.......................................................................88
        SECTION 15.12 JUDGMENT CURRENCY...................................................................88
        SECTION 15.13 NO SECURITY INTEREST CREATED........................................................88
        SECTION 15.14 SUBMISSION TO JURISDICTION..........................................................88
        SECTION 15.15 COUNTERPARTS........................................................................89
        SECTION 15.16 EFFECT OF HEADINGS..................................................................89

ARTICLE 16 REDEMPTION OF SECURITIES.......................................................................90

        SECTION 16.1  APPLICABILITY OF ARTICLE............................................................90
        SECTION 16.2  NOTICE OF REDEMPTION; SELECTION OF SECURITIES.......................................90
        SECTION 16.3  PAYMENT OF SECURITIES CALLED FOR REDEMPTION.........................................92
        SECTION 16.4  RIGHT OF REDEMPTION OF SECURITIES ISSUED TO A MRH TRUST.............................93

ARTICLE 17 SINKING FUNDS..................................................................................93

        SECTION 17.1  APPLICABILITY OF ARTICLE............................................................93
        SECTION 17.2  SATISFACTION OF MANDATORY SINKING FUND PAYMENT WITH SECURITIES......................93
        SECTION 17.3  REDEMPTION OF SECURITIES FOR SINKING FUND...........................................94
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================================================================================
                           MONTPELIER RE HOLDINGS LTD.

                                    ---------

                /*/Reconciliation and tie between Trust Indenture Act of 1939,
as amended by the Trust Reform Act of 1990, and Indenture, dated as of [      ],
200_.

Section of the
Trust Indenture Act of 1939                      Section of Indenture
---------------------------                      --------------------
310(a)(1), (2) and (5)...........................  7.9
310(a)(3) and (4)................................  Inapplicable
310(b)...........................................  7.8 and 7.10(a)and(b)
311(a)...........................................  7.13(a) and (c)(i) and (iii)
311(b)...........................................  7.13(b)
312(a)...........................................  5.1 and 5.2(a)
312(b)...........................................  5.2(b)
312(c)...........................................  5.2(b)
313(a)...........................................  5.4(a)
313(b)(1)........................................  Inapplicable
313(b)(2)........................................  5.4(b)
313(c)...........................................  5.4(c)
313(d)...........................................  5.4(d)
314(a)...........................................  4.8 and 5.3
314(b)...........................................  Inapplicable
314(c)(1) and (2)................................  15.7
314(c)(3)........................................  Inapplicable
314(d)...........................................  Inapplicable
314(e)...........................................  15.7
315(a), (c) and (d)..............................  7.1
315(b)...........................................  6.11
315(e)...........................................  6.12
316(a)(1)........................................  6.9
316(a)(2)........................................  Inapplicable
316(a) (last sentence)...........................  8.4
316(b)...........................................  6.7
316(c)...........................................  8.1
317(a)...........................................  6.2
317(b)...........................................  4.2 and 4.3
318(a)...........................................  15.10

----------
/*/ This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture or to have any bearing upon the interpretation of any of its terms or provisions.

                JUNIOR SUBORDINATED INDENTURE (herein, the "Indenture"), dated as of [ ], 200__, between MONTPELIER RE HOLDINGS LTD., a Bermuda company (herein, subject to ARTICLE 11, sometimes called the "Company"), having its principal office at Mintflower Place, 8 Par-La-Ville Road, Hamilton HM 08, Bermuda, and The Bank of New York, a New York banking corporation, as Trustee (hereinafter, subject to ARTICLE 12, called the "Trustee"), having its principal corporate trust office at 101 Barclay Street, Fl.8W, New York, New York 10286,
Attention: Corporate Trust Administration.

                             Recitals of the Company

                The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated notes, debentures or other evidences of its unsecured indebtedness (herein called the "Securities"), including, without limitation, Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more MRH Trusts (as defined herein) of preferred beneficial interests in the assets of such Trusts (the "Preferred Securities") and common beneficial interests in the assets of such Trusts (the "Common Securities" and, collectively with the Preferred Securities, the "Trust Securities"), to be issued in one or more series, authenticated and delivered, as in this Indenture provided.

                All things necessary have been done to make this Indenture a valid and legally binding agreement of the Company, in accordance with its terms.

                NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                For and in consideration of the premises and the purchase of the Securities by the Persons acquiring the same, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of the Securities of any series, without giving any priority of any one Security or series over any other, except as otherwise expressly provided herein, as follows:

                                    ARTICLE 1
                                   DEFINITIONS

        Section 1.1     Certain Terms Defined.

        The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture, including any indenture supplemental hereto, have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act or that are defined by rule of the Commission under the Trust Indenture Act (except as herein otherwise expressly provided or unless the context otherwise clearly requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act or in said Commission rule under the Trust Indenture Act as in force at the date on which this Indenture was originally executed (subject to Section 10.1 and Section 10.2). The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular

Article, Section or other subdivision. All references herein to "Articles" or other subdivisions are to the corresponding Articles or other subdivisions of this Indenture. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

                "Additional Amounts" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

                "Additional Provisions" has the meaning specified in Section
13.1.

                "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security.

                "Additional Sums" has the meaning specified in Section 4.10.

                "Additional Taxes" means the sum of any additional taxes, duties and other governmental charges to which a MRH Trust has become subject from time to time as a result of a Tax Event.

                "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that an Affiliate of the Company shall not be deemed to include any MRH Trust to which Securities in respect thereof have been issued. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "Authenticating Agent" means, with respect to any series of Securities, any authenticating agent appointed by the Trustee, with respect to that series of Securities, pursuant to Section 7.14.

                "Authorized Newspaper" means a newspaper or financial journal printed in the English language, customarily published at least once a day, and customarily published for at least five days in each calendar week, whether or not published on days that are legal holidays and of general circulation; or, in the alternative, shall mean such form of communication as may have come into general use for the dissemination of information of import similar to that of the information specified to be published by the provisions hereof. Whenever successive publications are required or authorized to be made in Authorized Newspapers, the successive publications may be made (unless otherwise expressly provided herein) in the same or different newspapers meeting the foregoing requirements and in each case on any Business Day. In case, by reason of the suspension of publication of any Authorized Newspaper, or for any other cause, it shall be impractical without unreasonable expense to make publication of any notice in

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an Authorized Newspaper as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall be deemed the equivalent of the required publication of such notice in an Authorized Newspaper.

                "Board of Directors" means either the board of directors of the Company or any committee of such Board of Directors or Officer duly authorized to act with respect to a particular matter on behalf of the Board of Directors.

                "Board Resolution" means a copy of a resolution certified by the Secretary or any Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                "Business Day", when used with respect to any Place of Payment or any other location specified in the Securities or this Indenture, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or location are generally authorized or obligated by law, regulation or executive order to close, except as may be otherwise specified as contemplated by Section 3.1.

                "Capital Stock" of any Person means any and all share capital, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including preferred stock, but excluding any debt securities convertible into such equity.

                "Capitalized Lease Obligation" means an obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with such principles.

                "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the date on which this Indenture was originally executed such Commission is not existing and performing the duties assigned to it under the Trust Indenture Act on such date of original execution, then the body performing such duties at such time.

                "Common Securities" has the meaning specified in the first recital of this Indenture.

                "Common Stock" in respect of any Corporation means Capital Stock of any class or classes (however designated) which has no preference as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Corporation, and which is not subject to redemption by such Corporation.

                "Company" means (except as otherwise provided in Section 7.3) Montpelier Re Holdings Ltd., a Bermuda company, and, subject to ARTICLE 11, its successors and assigns.

                "Company Order" and "Company Request" mean a written order or request signed in the name of the Company by the president, any vice president or the treasurer or controller and by any assistant treasurer, any assistant controller, the secretary or any assistant secretary of the Company, and delivered to the Trustee.

                "Company Senior Indebtedness" means, with respect to the Securities of any particular series, all Indebtedness of the Company outstanding at any time, except (a) the Securities of such series, (b) Indebtedness as to which, by the terms of the instrument creating or evidencing the same, it is provided that such Indebtedness is subordinated to or pari passu with the Securities of such series, (c) Indebtedness of the Company to, or guaranteed on behalf of, a Subsidiary of the Company or any officer, director or employee of the Company or any Subsidiary of the Company, (d) interest accruing after the filing of a petition initiating any proceeding relating to the Company referred to in Section 6.1(f) and 6.1(g) unless such interest is an allowed claim enforceable against the Company in a proceeding under federal or state bankruptcy laws, (e) trade accounts payable, (f) any liability for income, franchise, real estate or other taxes owed or owing and (g) any Indebtedness, including all other debt securities and guarantees in respect of those debt securities, initially issued to (x) any MRH Trust or (y) any trust, partnership or other entity affiliated with the Company which is a financing vehicle of the Company or any Affiliate of the Company in connection with the issuance by such entity of preferred securities or other securities which are similar to Preferred Securities that are guaranteed by the Company pursuant to an instrument that ranks pari passu with or junior in right of payment to the Preferred Securities Guarantees.

                "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community or
(ii) any currency unit or composite currency for the purposes for which it was established.

                "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, on the date of original execution of this Indenture, is located at 101 Barclay Street, Fl.8W, New York, New York 10286, Attention:
Corporate Trust Administration or at any other time at such other address as the Trustee may designate from time to time by notice to the parties hereto, or at the principal corporate trust office of any successor trustee as to which such successor trustee may notify the parties hereto in writing.

                "Corporation" includes corporations, limited liability companies, incorporated associations, companies and business trusts.

                "Depository" means, with respect to the Securities of any series or any Tranche thereof, which, in accordance with the determination of the Company, will be issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.4 or Section 3.1. If at any time there is more than one such Person, "Depository" as used with respect to the Securities of any such series or Tranche thereof means the Depository with respect to the Securities of that series or Tranche.

                "Direct Action" has the meaning specified in Section 6.7.

                "Distributions," with respect to any MRH Trust, has the meaning specified in the applicable Trust Agreement of such MRH Trust.

                "Dollar" ("$") means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, in each case as amended from time to time.

                "Event of Default" means any event or condition specified as such in Section 6.1.

                "Extension Period" has the meaning specified in Section 3.13.

                "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

                "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Standards Accounting Board, and as are applicable to the financial statements of the Company, in each case as of the date of any computation required hereunder.

                "Global Security" means, with respect to all or any part of any series of Securities, a Security executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and pursuant to a Company Order, which shall be registered in the name of the Depository or its nominee and the ownership of which will be registered in a "book-entry" or other system maintained by the Depository.

                "Government Obligations" means securities which are (i) direct obligations of the United States of America or the other government or governments or confederation or association of governments which issued the Foreign Currency in which the principal of or any premium or interest on such Security or any Additional Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or confederation or association of governments; or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments or confederation or association of governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the

United States of America or such other government or governments or confederation or association of governments, and which, in the case of (i) or
(ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

                "Guarantee Agreement" means the Guarantee Agreement with respect to the Preferred Securities of a MRH Trust, substantially in such form as may be specified as contemplated by Section 3.1 with respect to the Securities of any series, in each case as amended from time to time.

                "Guarantor" means Montpelier Re Holdings Ltd., a Bermuda company, and, subject to ARTICLE 11, its successors and assigns.

                "Holder", "Registered Holder" and "Securityholder" mean, with respect to a Security, the Person in whose name such Security is registered in the Securities Register (which terms, in the case of a Global Security, mean the Depository, notwithstanding that the Depository maintains a "book-entry" or other system for identification of ownership in respect of such Global Security).

                The term "include" (and other forms of such term) means "include, without limitation".

                "Indebtedness" means, with respect to any Person, (i) the principal of and any premium and interest on (a) indebtedness of such Person for money borrowed or (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capitalized Lease Obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) all obligations of the type referred to in clauses
(i) through (iv) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable as obligor, guarantor or otherwise, the amount thereof being deemed to be the lesser of the stated recourse, if limited, and the amount of the obligation or dividends of the other Person; (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and (vii) any amendments, modifications, refundings, renewals or extensions of any indebtedness or obligation described as Indebtedness in clauses (i) through
(vi) above.

                "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented, and includes the forms and terms of particular series of Securities established as contemplated hereunder.

                The term "interest" means, with respect to any Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 4.4, includes such Additional Amounts.

                "Interest Payment Date" means, with respect to any Security, the Stated Maturity of an installment of interest on such Security.

                "Investment Company Event" means, in respect of a MRH Trust, the receipt by such MRH Trust of an Opinion of Counsel, rendered by an independent law firm experienced in such matters, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), such MRH Trust is or will be considered an investment company that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities of such MRH Trust.

                "Judgment Currency" has the meaning specified in Section 15.12.

                "Lien" means any mortgage, pledge, lien, security interest or other encumbrance.

                "Maturity" means, with respect to any Security, the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, call for redemption or otherwise.

                "MRH Trusts" means, collectively, MRH Capital Trust I, a statutory business trust formed under the laws of the State of Delaware, and any other similar trust created to issue Trust Securities and to use the proceeds from the sale thereof to purchase Securities issued under this Indenture.

                "New York Banking Day" has the meaning specified in Section
15.12.

                "1940 Act" means the Investment Company Act of 1940, as amended.

                "Officer" means the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Controller or any Assistant Secretary of the Company.

                "Officer's Certificate" means a certificate signed by an Officer and delivered to the Trustee, except as otherwise specifically set forth herein.

                "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Company.

                "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration with respect thereto pursuant to
Section 6.1.

                "Outstanding" (subject to Section 8.4) means, with reference to Securities as of the date of determination, all Securities authenticated and delivered under this Indenture, except:

        (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

        (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been irrevocably deposited in trust with the Trustee or with any Paying Agent (other than the Company or the Guarantor) or shall have been set aside, segregated and held in trust by the Company or the Guarantor for the Holders of such Securities (if the Company shall act as its own, or authorize the Guarantor to act as, Paying Agent) or for the payment of which Government Obligations shall have been irrevocably deposited in trust with the Trustee in accordance with ARTICLE 12; provided that, if such Securities, or portions thereof, are to be redeemed prior to the Stated Maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice;

        (c) any such Security with respect to which the Company or the Guarantor has effected defeasance pursuant to the terms hereof, except to the extent provided in Section 12.2;

        (d) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 3.7 (except with respect to any such Security as to which proof satisfactory to the Trustee and the Company is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Company); and

        (e) any such Security converted or exchanged as contemplated by this Indenture into securities of the Company or the Guarantor or another issuer, if the terms of such Security provide for such conversion or exchange pursuant to
Section 3.1.

                In determining whether Holders of the requisite principal amount of Outstanding Securities of any or all series have made or given any request, demand, authorization, direction, notice, consent or waiver hereunder, or are present to constitute a quorum at a meeting of Holders of Securities, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration with respect thereto pursuant to Section 6.1 and (ii) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

                "Overdue Rate" means, with respect to any Security of Securities, the rate designated as such in or pursuant to the resolution of the Board of Directors or the supplemental indenture, as the case may be, relating to such Security as contemplated by Section 3.1.

                "Paying Agent" means any Person authorized by the Company to pay the principal of, or premium, if any, or interest, if any, on, any Securities on behalf of the Company.

                "Periodic Offering" means an offering of Securities of a series from time to time, any or all of the specific terms of which Securities, which may be in one or more Tranches, including the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for authentication and delivery of such Securities by the Trustee, all as contemplated in Section 3.1.

                "Person" means any individual, corporation, company, limited liability company, partnership, limited liability partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                "Place of Payment" means, with respect to any Security, the place or places where the principal of, and premium, if any, and interest, if any, on, such Security are payable as specified pursuant to Section 3.1.

                "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.7 in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

                "Preferred Securities" has the meaning specified in the first recital of this Indenture.

                "Preferred Securities Guarantee" means the guarantee by Montpelier Re Holdings Ltd., in its capacity as guarantor with respect to the Preferred Securities of a MRH Trust, of distributions on such Preferred Securities to the extent provided in the Guarantee Agreement.

                "Property Trustee," with respect to any MRH Trust, means the entity acting in the capacity of Property Trustee pursuant to the related Trust Agreement.

                "Redemption Date" means, with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

                "Redemption Price" means, with respect to any Security or portion thereof to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

                "Registered Holder": See "Holder".

                "Regular Record Date" for the interest payable on any Interest Payment Date on a Security means the date specified for that purpose pursuant to
Section 3.1 or as specified in Section 3.8.

                "Required Currency" has the meaning specified in Section 15.12.

                "Responsible Officer" means, with respect to the Trustee, any officer assigned to the Corporate Trust Office, including any vice president, assistant vice president, assistant treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                "Securities Act" means the Securities Act of 1933, as amended.

                "Securities Register" and "Securities Registrar" has the meaning specified in Section 3.6.

                "Security" or "Securities" has the meaning stated in the recitals of this Indenture.

                "Senior Indebtedness" means Company Senior Indebtedness with respect to the Securities of such series.

                "Special Event" means an Investment Company Event or a Tax
Event.

                "Special Record Date" for the payment of any defaulted interest means a date fixed pursuant to Section 3.8.

                "Stated Maturity" means, with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

                "Subsidiary" means, in respect of any Person, any Corporation, limited or general partnership or other business entity of which at the time of determination more than 50% of the voting power of the shares of its Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

                "Tax Event" means, in respect of a MRH Trust, the receipt by such MRH Trust or the Company of an Opinion of Counsel, rendered by an independent law firm experienced in such matters, to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Preferred Securities of such MRH Trust, there is more than an insubstantial risk that (i) such MRH Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the corresponding series of Securities, (ii) interest payable by the Company on the corresponding series of Securities is not, or within 90 days of the date of such Opinion of Counsel will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes or (iii) such MRH Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                "Trust Agreement" means the Trust Agreement substantially in the form attached hereto as Annex A, as amended by an Amended and Restated Trust Agreement substantially in such form as may be specified as contemplated by
Section 3.1 with respect to the Securities of any series, in each case as amended from time to time.

                "Tranche" means a group of Securities which (a) are of the same series and (b) are identical except as to principal amount and/or date of issuance.

                "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed; provided, however, that in the event that such Act is amended after such date, "Trust Indenture Act" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

                "Trust Securities," with respect to any MRH Trust, means, collectively, the Common Securities and Preferred Securities issued by such MRH Trust.

                "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of ARTICLE 7, shall also include any successor trustee.

                "United States," except as otherwise provided in or pursuant to this Indenture or any Board Resolution, Company Order and Company Request or both, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

                "United States Alien," except as otherwise provided in or pursuant to this Indenture or any supplemental indenture, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

                "Vice President" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                                    ARTICLE 2
                                 SECURITY FORMS

        Section 2.1     Forms Generally.

        The Securities of each series shall be in substantially such form as shall be established pursuant to Section 3.1, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate and as are not contrary to the provisions of this Indenture, or as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or of any automated quotation system, or to conform to usage, all as determined by the officers executing such Securities, as conclusively evidenced by their execution of the Securities.

                The definitive Securities shall be prepared by the Company and shall be printed, lithographed or engraved on steel-engraved borders, or may be produced in any other manner, all as determined by the officers executing such Securities, as conclusively evidenced by their execution of such Securities, subject to the rules of any securities exchange or automated quotation system on which such Securities are listed or quoted and (with respect to Global Securities) to the rules of the Depository.

        Section 2.2     Form of Trustee's Certificate of Authentication.

        The Trustee's Certificate of Authentication on all Securities shall be in substantially the following form:

        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                     ---------------------------
                                                     [             ], as Trustee


                                                     By
                                                        -----------------------
                                                     Authorized Signatory

                                                     Dated
                                                            -------------------

        Section 2.3 Form of Trustee's Certificate of Authentication by an Authenticating Agent.

        If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent on all Securities of each such series shall be in substantially the following form:

                                                     ---------------------------
                                                     [             ], as Trustee


                                                     By  [NAME OF AUTHENTICATING
                                                     AGENT],
                                                     Authenticating Agent

                                                     By ________________________
                                                     Authorized Signatory

        Section 2.4     Securities Issuable in the Form of Global Securities.

        (a) If the Company shall establish pursuant to Section 3.1 that the Securities of a particular series are to be issued in whole or in part as one or more Global Securities, then the Company shall execute, and the Trustee shall, in accordance with Section 3.3 and the Company Order deliver to the Trustee thereunder, authenticate and make available for delivery, one or more Global Securities, each of which (i) shall represent an aggregate principal amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Security and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) if required by the Depository, shall bear a legend reflecting the Depository's interest in such Global Security.

        (b) Notwithstanding any provision of Section 3.6, any Global Security thereof may be transferred, in whole but not in part, and in the manner provided in Section 3.6, only to another nominee of the Depository for such series or Tranche, or to a successor Depository for such series selected or approved by the Company or to a nominee of such successor Depository.

        (c) If at any time the Depository for Securities of a series or Tranche thereof notifies the Company that it is unwilling or unable to continue as Depository for Securities of such series or Tranche or if at any time the Depository shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depository is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section shall no longer be applicable to the Securities of such series or Tranche and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series or Tranche, will authenticate and make available for delivery, Securities of such series or Tranche, in authorized denominations, and in an aggregate principal amount equal to the aggregate principal amount of the Global Security or Global Securities of such series or Tranche in exchange for such Global Security or Global Securities.

                The Company may at any time determine that Securities of any series or Tranche thereof shall no longer be represented by one or more Global Securities and that the provisions of this Section shall no longer apply to the Securities of such series or Tranche. In such event the Company will execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series or Tranche, will authenticate and make available for delivery Securities of such series or Tranche, in authorized denominations, and in an aggregate principal amount equal to the aggregate principal amount of the Global Security or Global Securities of such series or Tranche in exchange for such Global Security.

                If specified by the Company pursuant to Section 3.1 with respect to a series of Securities or Tranche thereof, the Depository for such series or Tranche may surrender a Global Security for such series or Tranche in exchange in whole or in part for individual Securities of such series or Tranche on such terms as are acceptable to the Company and such Depository. Thereupon, the Company shall execute, and the Trustee shall authenticate and make available for delivery, without service charge,

                (i) to each Person specified by such Depository a new individual Security or Securities of the same series or Tranche, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Persons' beneficial interest in the Global Security; and

                (ii) to such Depository a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Securities delivered to Holders thereof.

                In any exchange provided for in any of the preceding paragraphs of this Section, the Company will execute and the Trustee will authenticate and make available for delivery individual Securities in registered form in authorized denominations.

                Upon the exchange of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Individual Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Global Security shall instruct the Trustee.

The Trustee shall make such Securities available for delivery to the Persons in whose names such Securities are so registered.

                                    ARTICLE 3
                                 THE SECURITIES

        Section 3.1     Amount Unlimited; Issuable in Series.

        The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities of each series shall be subordinated in right of payment to all Company Senior Indebtedness with respect to such series as provided in ARTICLE 13.

        The Securities may be issued from time to time in one or more series. With respect to the Securities of any particular series, there shall be established in, or pursuant to the authority granted in, a resolution of the Board of Directors, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto prior to the issuance of Securities of a series:

        (a)     the form of the Securities of the series;

        (b) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

        (c) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Company or exchange for Securities of the Guarantor or another issuer pursuant to its terms, or pursuant to or as contemplated by the terms of such Securities);

        (d) the date or dates on which the Securities of the series may be issued;

        (e) the date or dates, which may be serial, on which the principal of, and premium, if any, on, the Securities of the series are payable;

        (f) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, the rate or rates and the extent to which Additional Interest, if any, shall be payable in respect of such Securities, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable on a cash basis and the Regular Record Date, if any, for the interest payable on Registered Securities on any Interest Payment Date, the right, pursuant to Section 3.13 hereof or as otherwise set forth therein, of the Company to defer or extend an interest payment period and the duration of any such Extension Period, including the maximum consecutive period during which interest payment periods may be extended, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, any Overdue Rate (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any); any formulary or other method or other means by which any such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise; the date or dates from which such interest shall accrue the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if other than as set forth in Section 3.8, for the determination of Holders to whom interest is payable, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, the notice, if any, to Holders regarding the determination of interest on a floating rate Security, and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

        (g) the place or places where the principal of, and premium, if any, and interest on or any Additional Amounts, if any, with respect to such Securities of the series shall be payable (if other than as provided in Section 4.2);

        (h) the provisions, if any, establishing the price or prices at which, the date or dates on which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

        (i) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, the date or dates on which, and the period or periods within which, and the terms and conditions upon which, Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation and any provisions for the remarketing of such Securities so redeemed or purchased;

        (j) if other than denominations of $1,000, and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

        (k) whether the Securities of the series will be convertible into other securities of the Company and/or exchangeable for securities of the Guarantor or another issuer, and, if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof;

        (l) whether the Securities of the series are to be issued as Original Issue Discount Securities and, if so, the amount of the discount with respect thereto;

        (m) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series which shall be payable upon declaration of acceleration with respect thereto pursuant to Section 6.1 or payable in bankruptcy pursuant to Section 6.2;

        (n) the relative degree, if any, to which Securities of such series and the Guarantee shall be senior to or be subordinated to other series of Securities and the Guarantee in respect thereof or other Indebtedness of the Company in right of payment, whether such other series of Securities or other Indebtedness is outstanding or not;

        (o) any Events of Default or restrictive covenants provided for with respect to the Securities of the series, if other than as set forth in Section 6.1, ARTICLE 4 and ARTICLE 11;

        (p) in case the Securities of the series do not bear interest, the applicable dates for the purpose of Section 5.1(a);

        (q) whether either or both of Section 12.2(b) relating to defeasance or Section 12.2(c) relating to covenant defeasance shall not be applicable to the Securities of such series, or any covenants in addition to those specified in Section 12.2(c) relating to the Securities of such series which shall be subject to covenant defeasance, and any deletions from, or modifications or additions to, the provisions of ARTICLE 12 in respect of the Securities of such series;

        (r) any trustees, paying agents, transfer agents or registrars with respect to the Securities of the series;

        (s) whether the Securities of the series are issuable in whole or in part as one or more Global Securities and, in such case, the identity of the Depository for such Global Security or Global Securities;

        (t) the extent to which, or the manner in which, any interest payment or Additional Amounts on a Global Security on an Interest Payment Date will be paid and the manner in which any principal or premium, if any, on any Global Security will be paid;

        (u) any restrictions on transfer with respect to the Securities of the series and any legend reflecting such restrictions to be placed on such Securities;

        (v) the form or forms of the Trust Agreement (if different from the form attached hereto as Annex A), Amended and Restated Trust Agreement and Guarantee Agreement;

        (w) if the amount of payment of principal of, and premium, if any, or interest on or Additional Amounts, if any, with respect to such Securities of the series may be determined with reference to an index, formula or other method, and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined;

        (x) any exceptions to Section 15.9 or in the definition of "Business Day" with respect to the Securities of the series;

        (y) if other than U.S. dollars, the Foreign Currency in which the Securities of such series shall be denominated and in which payments or principal of, and any premium or interest on or Additional Amounts with respect to, such Securities shall or may be payable;

        (z) if the principal of, any premium or interest on or any Additional Amounts with respect to any of such Securities are to be payable, at the election of the Company or a Holder thereof or otherwise, in Dollars or in a Foreign Currency other than that in which such Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are stated to be payable and the Currency in which such Securities or any of them are to be paid pursuant to such election, and any deletions from or modifications of or additions to the terms of this Indenture to provide for or to facilitate the issuance of Securities denominated or payable, at the election of the Company or a Holder thereof or otherwise, in a Foreign Currency; and

        (aa) any other terms of the series and any other modifications or additions to this Indenture in respect of such Securities (which terms shall not be contrary to the provisions of this Indenture).

                With respect to Securities of a series subject to a Periodic Offering, such resolution of the Board of Directors or indenture supplemental hereto may provide general terms or parameters and may provide that the specific terms of particular Securities, and the Persons authorized to determine such terms or parameters, may be determined in accordance with or pursuant to the Company Order referred to in Section 3.1.

                All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in, or pursuant to the authority granted in, such resolution of the Board of Directors or in any such indenture supplemental hereto.

                Anything herein to the contrary notwithstanding, the Trustee shall be under no obligation to authenticate and deliver Securities of any series the terms of which, established as contemplated by this Section, would affect the rights, duties, obligations, liabilities or immunities of the Trustee under this Indenture.

        Section 3.2     Form and Denominations.

        In the absence of any specification pursuant to Section 3.1 with respect to the Securities of any series, the Securities of such series shall be issuable in fully registered form, without coupons, in denominations of $1,000 and any integral multiple thereof.

        Section 3.3     Authentication, Dating and Delivery of Securities.

        At any time and from time to time after the original execution and delivery of this Indenture, the Company may deliver Securities of any series, executed by the Company, to the Trustee for authentication. Except as otherwise provided in this Article, the Trustee shall thereupon authenticate and make available for delivery, or cause to be authenticated and delivered, said Securities to or upon a Company Order, without any further action by the Company; provided, however, that the Trustee shall authenticate and make available for delivery Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures, acceptable to the Trustee and to such recipients, as may be specified from time to time by a Company Order. The maturity dates, original issue dates, interest rates and any other terms of the Securities of such series shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing.

        In authenticating such Securities and accepting the responsibilities under this Indenture in relation to such Securities, the Trustee shall be provided with, prior to the initial authentication of such Securities, and (subject to Section 7.1) shall be fully protected in relying upon:

        (a)     a Board Resolution relating thereto;

        (b) an Officer's Certificate or an executed supplemental indenture setting forth the terms of such Securities as provided in
                Section 3.1;

        (c) an Officer's Certificate and a Guarantor's Officer's Certificate, each of which shall state that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with, that no Event of Default with respect to any series of Securities has occurred and is continuing and that the issuance of such Securities does not constitute and will not result in (i) any Event of Default or any event or condition, which, upon the giving of notice or the lapse of time or both, would become an Event of Default or (ii) any default under the provisions of any other instrument or agreement by which the Company is bound; and

        (d)     an Opinion of Counsel, which shall state:

                (i) that the form and the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

                (ii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                (iii) that no consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body having jurisdiction over the Company is required for the execution and delivery of such Securities by the Company, except such as have been obtained (and except that no opinion need be expressed as to state securities or "blue sky" laws); and

                (iv) all applicable laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with;

        Notwithstanding the provisions of Section 3.1 and of the immediately preceding paragraph, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be provided with the Officer's Certificate and Guarantor's Officer's Certificate otherwise required pursuant to Section 3.3(c) and the Opinion of Counsel required by this Section 3.3(d) only once at or prior to the time of the first authentication and delivery of such Securities (provided that such Opinion of Counsel addresses the authentication and delivery of all such Securities) and that, in lieu of the opinions described in clauses
(ii) and (iii) above, Counsel may opine that:

                (x) when the terms of such Securities shall have been established pursuant to a Company Order or Orders or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (i) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

                (y) when such Securities shall have been authenticated and delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or the specified procedures referred to in paragraph (x) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will constitute valid obligations of the Company enforceable in accordance with their terms except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

        With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof, the validity thereof and the compliance of the authentication and delivery thereof with the terms and conditions of this Indenture, upon the Opinion or Opinions of Counsel, the Officer's Certificate and the certificates and other documents delivered pursuant to this Section 3.3 at or prior to the time of the first authentication and delivery of Securities of such series until any of such opinions, certificates or other documents have been superseded or revoked or expire by their terms; provided, however, that any request by the Company to the Trustee to authenticate and deliver Securities of such series shall constitute a representation and warranty by the Company that as of the date of such request the statements made in the most recent Officer's Certificate delivered pursuant to Section 3.3(c) are true and correct as if made on and as of the date thereof.

        The Trustee shall have the right to decline to authenticate and make available for delivery any Securities under this Section if the Trustee, being advised by counsel, determines that such action would expose the Trustee to personal liability.

        Each Security shall be dated the date of its authentication, except as otherwise provided pursuant to Section 3.1 with respect to the series of which such Security is a part and except that any substitute Security under Section
3.7 shall be dated so that neither gain nor loss in interest shall result from any mutilation, destruction, loss or theft of the relevant Predecessor Security.

        Section 3.4     Execution of Securities.

        The Securities shall be signed in the name of and on behalf of the Company by both (a) its president or any vice president and (b) its treasurer, any assistant treasurer, its secretary or any assistant secretary, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced thereon. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

        In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by or on behalf of the Trustee or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such Persons as, at the actual date of the original execution of such Security, shall be the proper officers of the Company, although at the date of the original execution and delivery of this Indenture, or at the date of such Security, any such Person was not such an officer.

        Section 3.5     Certificate of Authentication.

        No Security shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form hereinbefore recited, executed by or on behalf of the Trustee by manual signature. Such certificate by or on behalf of the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

        Section 3.6     Registration, Registration of Transfer and Exchange.

        Subject to the conditions set forth below (and subject, with respect to Global Securities, to Section 2.4), Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series and having the same terms but in other authorized denominations. Securities to be exchanged shall be surrendered at the offices or agencies to be maintained for such purposes as provided in Section 4.2, and the Company shall execute and the Trustee or any Authenticating Agent shall authenticate and make available for delivery in exchange therefor the Security or Securities which the Holder making the exchange shall be entitled to receive.

                The Company shall keep or cause to be kept, at one of said offices or agencies maintained pursuant to Section 4.2, a register for each series of Securities issued hereunder

(hereinafter collectively referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall, subject to the provisions of Section 2.4, provide for the registration of Securities of such series and shall register the transfer of Securities of such series as in this Article provided. The Securities Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. The Trustee is hereby appointed as the initial "Securities Registrar" for the purpose of registering Securities and registering transfers of Securities as herein provided. Subject to the provisions of Section 2.4, upon surrender for registration of transfer of any Security of any series at any such office or agency, the Company shall execute and the Trustee or any Authenticating Agent shall authenticate and make available for delivery in the name of transferee or transferees a new Security or Securities of the same series for an equal aggregate principal amount.

                The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment by the Company. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

                All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company or the Securities Registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                Each Security issued upon registration of transfer or exchange of Securities pursuant to this Section shall be the valid obligation of the Company and the Guarantor, respectively, evidencing the same indebtedness and entitled to the same benefits under this Indenture as the Security or Securities surrendered upon registration of such transfer or exchange.

                No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.10, Section 10.6 or Section 16.3 not involving any transfer.

                The Company shall not be required (a) to issue, exchange or register the transfer of any Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series and ending at the close of business on the day of such mailing, or (b) to exchange or register the transfer of any Securities selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed.

        Section 3.7     Mutilated, Destroyed, Lost and Stolen Securities.

        In case any temporary or definitive Security shall become mutilated (whether by defacement or otherwise) or be destroyed, lost or stolen, and in the absence of notice to the Company, Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall, except as otherwise provided in this Section, execute, and upon a Company Request, the Trustee shall authenticate and make available for delivery, a new Security of the same series, tenor and principal amount, bearing a number, letter or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company, Guarantor and to the Trustee and any agent of the Company, Guarantor or the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, Guarantor and the Trustee and any agent of the Company, Guarantor or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

                Upon the issuance of any substitute Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith.

                In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security). In every case, the applicant for such payment shall furnish to the Company, Guarantor and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

                Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated (whether by defacement or otherwise) or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

        Section 3.8 Payment of Interest and Certain Additional Amounts; Interest Rights and Certain Additional Amounts Preserved.

        The Holder of any Securities at the close of business on the Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, and any Additional Amounts payable on such Interest Payment Date notwithstanding the cancellation of such Securities upon any registration of transfer or exchange subsequent to the Regular Record Date and prior to such Interest Payment Date, and, if provided for in the Board Resolution or supplemental indenture pursuant to Section 3.1, in the case of a Security issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the date of issue and ending on such initial Interest Payment Date shall be paid to the Person to whom such Security shall have been originally issued. Except as otherwise specified as contemplated by Section 3.1, for Securities of a particular series the term "Regular Record Date" as used in this Section with respect to any Interest Payment Date shall mean the close of business on the last day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of a calendar month and shall mean the close of business on the fifteenth day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the first day of a calendar month, whether or not such day shall be a Business Day. At the option of the Company, payment of interest on any Security may be made by check mailed to the address of the Person entitled thereto (which shall be the Depository in the case of Global Securities) as such address shall appear in the Securities Register.

                If and to the extent the Company shall default in the payment of the interest due or any Additional Amounts on such Interest Payment Date in respect of any Securities, such defaulted interest shall be paid by the Company at its election in each case, as provided in clause (a) or (b) below:

        (a) The Company may make payment of any defaulted interest to the Holder of Securities at the close of business on a Special Record Date established by notice given by mail, by or on behalf of the Company, to such Holder not less than 15 days preceding such Special Record Date, such Special Record Date to be not less than 10 days preceding the date for payment of such defaulted interest.

        (b) The Company may make payment of any defaulted interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

        Section 3.9     Cancellation of Securities; Destruction Thereof.

        All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, shall, if surrendered to the Company or any Paying Agent or any Securities Registrar, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its normal operating procedures, unless by a company order the Company directs their return to it. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

        Section 3.10    Temporary Securities.

        Pending the preparation by the Company of definitive Securities of any series, the Company may execute and the Trustee shall authenticate and make available for delivery in the manner provided in Section 3.3, temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of such series in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary securities, all as may be determined by the Company with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Company shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at the Corporate Trust Office of the Trustee, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving any registration of transfer the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

        Section 3.11    Computation of Interest.

        Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

        Section 3.12    CUSIP Numbers.

        The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders as set-forth in Section 16.2.

        Section 3.13    Extension of Interest Payment Period.

        If specified as contemplated by Section 3.1 with respect to the Securities of a particular series and subject to the terms, conditions and covenants, if any, so specified, the Company shall have the right, at any time and from time to time during the term of such series, to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 3.1 (each, an "Extension Period"), during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a day other than an Interest Payment Date. At the end of any such Extension Period, the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law). Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that no Extension Period shall exceed the period or periods specified in such Securities or extend beyond the Stated Maturity of the principal of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof.

                The Company shall give the Holders of the Securities of such series and the Trustee written notice of its election to begin any such Extension Period at least one Business Day prior to the Interest Payment Date or, with respect to the Securities of a series issued to a MRH Trust, prior to the earlier of (i) the date the Distributions on the Preferred Securities of such MRH Trust are payable or (ii) the date the trustees of such MRH Trust are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date.

                The Trustee shall promptly give notice of the Company's election to begin any such Extension Period to the Holders of the outstanding Securities of such series.

        Section 3.14    Right of Set-Off.

        With respect to the Securities of a series issued to a MRH Trust, notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set-off any payment it is otherwise required to make thereunder in respect of any such Security to the extent the Company, as applicable, has theretofore made, or is concurrently on the date of such payment making, a payment under the Preferred Securities Guarantee relating to such Security or under Section 6.7 hereof, as applicable.

        Section 3.15    Agreed Tax Treatment.

        Each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States Federal, state and local tax purposes it is intended that such Security constitute indebtedness.

        Section 3.16 Extension of Stated Maturity; Adjustment of Stated Maturity Upon an Exchange.

        If specified as contemplated by Section 3.1 with respect to the Securities of a particular series, the Company shall have the right to (a) change the Stated Maturity of the principal of the Securities of such series upon the liquidation of the applicable MRH Trust and the exchange of such Securities for the Preferred Securities of such MRH Trust, or (b) extend the Stated Maturity of the principal of the Securities of such series; provided that, at the time any election to extend such Stated Maturity is made and at the time of such extension, (i) the Company is not in bankruptcy, otherwise insolvent or in liquidation, (ii) the Company is not in default in the payment of any interest or principal or Additional Amounts on the Securities of such series and no deferred interest payments thereon have accrued, (iii) the applicable MRH Trust is not in arrears on payments of Distributions on its Preferred Securities and no deferred Distributions thereon have accumulated,
(iv) the Securities of such series are rated not less than BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc. or the equivalent by any other nationally recognized statistical rating organization and (v) the extended Stated Maturity is no later than the 49th anniversary of the initial issuance of the Preferred Securities of the applicable MRH Trust; provided, further, that, if the Company exercises its right to liquidate the applicable MRH Trust and exchange the Securities of such series for the Preferred Securities of such MRH Trust as specified in clause (a) above, any changed Stated Maturity of the principal of the Securities of such series shall be no earlier than the date that is five years after the initial issue date of the Preferred Securities and no later than the date 30 years (plus an extended term of up to an additional 19 years if the above-referenced conditions are satisfied) after the initial issue date of the Preferred Securities of the applicable MRH Trust.

                                    ARTICLE 4
                            COVENANTS OF THE COMPANY

        The Company covenants and agrees for the benefit of each series of Securities (except to the extent that any series of Securities is excluded from the benefits of any of such covenants pursuant to Section 3.1(n)) that on and after the date of original execution of this Indenture and so long as any of the Securities of such series remain Outstanding:

        Section 4.1     Payment of Securities.

        The Company will duly and punctually pay or cause to be paid the principal of any premium and interest (including any Additional Interest) on, and any Additional Amounts with

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

respect to the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities and in the Indenture.

        Section 4.2     Offices or Agency.

        So long as any of the Securities remain Outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, New York, an office or agency where such Securities may be presented or surrendered for payment, where such Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served, which office or agency shall initially be the Corporate Trust Office of the Trustee or, if the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, such office or agency shall be the principal corporate trust office of the Authenticating Agent designated pursuant to Section 7.14 hereof. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain such required office or agency or shall fail to furnish the Trustee with the required information with respect thereto, presentations, surrenders, notices and demands in respect of Securities may be made or served at the Corporate Trust Office of the Trustee and the corporate trust office of any Authenticating Agent appointed hereunder; and the Company hereby appoints the Trustee and any Authenticating Agent appointed hereunder its agents to receive all such presentations, surrenders, notices and demands.

                The Company may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities of one or more series, or any Tranche thereof may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain for such purposes an office or agency in the Borough of Manhattan, The City of New York. The Company will promptly notify the Trustee of any such designation or rescission thereof.

                Unless otherwise specified with respect to any Securities pursuant to Section 3.1, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

        Section 4.3     Money for Securities Payments to Be Held in Trust.

        If the Company shall at any time act as its own Paying Agent, or if the Guarantor shall act as Paying Agent, with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest (including any Additional Interest) on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay the principal or any premium, interest (including any Additional Interest) or Additional

Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee in writing of its action or failure so to act.

                Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal and any premium, interest (including any Additional Interest) or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

                The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

        (a) hold all sums held by it for the payment of the principal of, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to Securities of such series or Tranche in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

        (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal of, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to the Securities of such series; and

        (c) At any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 12.3, Section 12.4 and Section 12.5.

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

        Section 4.4     Additional Amounts.

        If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security Additional Amounts as provided in or pursuant to this Indenture or such Securities.

                Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made.

                Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of agencies provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium or interest, if any, on the Securities of such series shall be made to Holders of Securities of such series who are United States Aliens without withholding for or on account of any tax assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officer's Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this Section 4.4.

        Section 4.5     Redemption for Tax Purposes.

        The Company may redeem the Securities at its option, in whole but not in part, at a Redemption Price equal to 100% of the principal amount, together with accrued and unpaid interest and Additional Amounts, if any, to the date fixed for redemption, at any time it receives an opinion of counsel that as a result of (i) any change in or amendment to the laws or treaties (or any regulations or rulings promulgated under these laws or treaties) of Bermuda or any taxing jurisdiction (or of any political subdivision or taxation authority affecting taxation) or any change in the application or official interpretation of such laws, regulations or rulings, or

(ii) any action taken by a taxing authority of Bermuda or any taxing jurisdiction (or any political subdivision or taxing authority affecting taxation) which action is generally applied or is taken with respect to the Company, or (iii) a decision rendered by a court of competent jurisdiction in Bermuda or any taxing jurisdiction (or any political subdivision) whether or not such decision was rendered with respect to the Company, there is a substantial probability that the Company will be required as of the next Interest Payment Date to pay Additional Amounts with respect to the Securities as provided in
Section 4.4 and such requirements cannot be avoided by the use of reasonable measures (consistent with practices and interpretations generally followed or in effect at the time such measures could be taken) then available. If the Company elects to redeem the Securities under this provision it will give written notice of such election to the Trustee. If the Company elects to redeem the Securities under this provision it will also mail a notice of redemption at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed. Unless the Company defaults in the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption. Any such redemption will be subject to ARTICLE 16 hereof.

        Section 4.6     Corporate Existence.

        Subject to ARTICLE 11, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence and rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Company to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to any Holder.

        Section 4.7     Waiver of Certain Covenants.

        The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 4.8 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

        Section 4.8     Certificates to Trustee.

        The Company will, within 120 days after the end of each fiscal year, file with the Trustee an Officer's Certificate complying with the provisions of the second paragraph of Section 15.7, covering the period from the date of original execution of this Indenture to December 31, 2003 in the case of the first such certificate, and covering the preceding calendar year in the case of each subsequent certificate, and stating whether or not, to the knowledge of each of the signers, one of whom shall be principal executive officer, principal financial officer or principal accounting officer, the Company has complied with the conditions and covenants on its part contained in this Indenture, and, if the signers, to the best of their knowledge, know of any event which is, or after notice or lapse of time or both would become, a default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof. For the purpose of this Section, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

        The Company shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any Event of Default or any event which after notice or lapse of time or both would become an Event of Default pursuant to clause (c) of Section 6.1.

        Section 4.9     Calculation of Original Issue Discount.

        The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on any Outstanding Original Issue Discount Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Code, as amended from time to time.

        Section 4.10    Additional Sums.

        In the case of Securities of a series issued to a MRH Trust, except as otherwise specified as contemplated by Section 3.1, in the event that (i) such MRH Trust is the Holder of all of the Outstanding Securities of such series,
(ii) a Tax Event in respect of such MRH Trust shall have occurred and be continuing and (iii) the Company shall not have (i) redeemed the Securities of such series pursuant to Section 16.4 or (ii) terminated such MRH Trust pursuant to Section 9.2(b) of the related Trust Agreement, the Company shall pay to such MRH Trust (and its permitted successors or assigns under the related Trust Agreement), for so long as such MRH Trust (or its permitted successor or assignee) is the registered holder of any Securities of such series, such additional amounts as may be necessary in order that the amount of Distributions then due and payable by such MRH Trust on the related Preferred Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes (the "Additional Sums"). Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Sums provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Sums (if applicable) in any provision hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made, provided, however, that the extension of an interest payment period pursuant to Section 3.13 or the terms of the applicable Securities shall not extend the payment of any Additional Sums that may be due and payable during such interest payment period.

        Section 4.11    Prohibition Against Dividends, etc.

        Except as otherwise specified as contemplated by Section 3.1, the Company covenants and agrees with each Holder of Securities of a series issued to a MRH Trust that it will not, and will not permit any of its Subsidiaries to,
(a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the outstanding capital stock of the Company or (b) make any payment of principal of, interest or premium, if any, on or repay, repurchase or redeem any debt security of the Company that ranks junior in interest to the Securities of such series or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company if such guarantee ranks junior in interest to the Securities of such series (other than (i) dividends or distributions in Common Stock of the Company, (ii) redemptions or purchases of any rights outstanding under a shareholder rights plan of the Company or the declaration of a dividend of such rights or the issuance of stock under such plans in the future, (iii) payments under any Preferred Securities Guarantee, and (iv) purchases of Common Stock related to the issuance of Common Stock under any benefit plans of the Company for its directors, officers or employees) if at such time (1) there shall have occurred any event of which the Company has actual knowledge that (A) with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder and (B) in respect of which the Company shall not have taken reasonable steps to cure, (2) the Guarantor shall be in default with respect to its payment of any obligations under the related Preferred Securities Guarantee or (3) the Company shall have given notice of its election to begin an Extension Period as provided herein with respect to the Securities of such series and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

        Section 4.12    Payment of Expenses of Each MRH Trust.

        The Company covenants for the benefit of the Holders of each series of Securities to pay or cause to be paid all of the obligations, costs and expenses of each MRH Trust (other than payments in respect of Trust Securities) in accordance with the provisions of its Trust Agreement and to pay the taxes of such MRH Trust in accordance with the provisions of its Trust Agreement in order to permit such MRH Trust to make distributions on and redemptions of its Preferred Securities in accordance with such Trust Agreement.

        Section 4.13    Ownership of Common Securities.

        The Company covenants, as to each series of Securities issued to a MRH Trust in connection with the issuance of Preferred Securities and Common Securities by that MRH Trust, (a) to maintain directly or indirectly 100% ownership of the Common Securities of such MRH Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (b) not to voluntarily dissolve, wind-up or liquidate such MRH Trust, except in connection with (i) a distribution of the Securities of such series to the holders of Preferred Securities and Common Securities in liquidation of such MRH Trust, (ii) the redemption of all of the Preferred Securities and Common Securities of such MRH Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Trust Agreement of such MRH Trust and (c) to use its reasonable efforts, consistent with the terms and provisions of the related Trust Agreement, to cause such MRH Trust to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes.

                                    ARTICLE 5
                     SECURITYHOLDER LISTS AND REPORTS BY THE
                             COMPANY AND THE TRUSTEE

        Section 5.1 Company to Furnish Trustee Information as to Names and Addresses of Securityholders.

        The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each series semiannually and not later than June 30 and December 31 in each year, and at such other times as the Trustee may request in writing, as of a date no more than 15 days prior to the date such information is so furnished; provided that, if and so long as the Trustee shall be the Securities Registrar for such series, such list shall not be required to be furnished.

        Section 5.2     Preservation and Disclosure of Securityholder Lists.

        (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information received by it pursuant to Section 5.1 and similar information received by it in any other capacity under this Indenture and afford Holders access to the information preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act.

        (b) Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of Section 5.2(a), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 5.2(a). In case three or more Holders of Securities of any series (for purposes of this Section, "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

                (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provision of subsection (a) of this Section 5.2, or

                (ii) inform such applicant as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section 5.2, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application. If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.2, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of a mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of Securities of such series or all Securities, as the case may be, or could be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of such order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

        Section 5.3     Reports by the Company and the Guarantor.

        The Company and the Guarantor covenant:

        (a) to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

        (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

        (c) to transmit by mail to the Holders of Securities in the manner and to the extent provided in Section 5.4 within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

        The delivery of such reports, information and documents to the Trustee pursuant to this Section 5.3 is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates) other than with respect to Section 7.2.

        Section 5.4     Reports by the Trustee.

        (a) Within 60 days after May 15 in each year following the date of original execution of this Indenture, so long as any Securities are Outstanding hereunder, the Trustee shall transmit by mail (with a copy to the Company) to the Securityholders of such series in the manner and to extent provided in Trust Indenture Act Section 313(c), a brief report, as provided by the Trust Indenture Act Sections 313(a) and (b).

        (b) A copy of each such report shall, at the time of such transmission to the Securityholders of any series, be furnished to the Company and be filed by the Trustee with each stock exchange upon which the Securities of such series are listed and also with the Commission. The Company agrees to notify the Trustee promptly when and as the Securities of any series become admitted to trading on any national securities exchange.

                                    ARTICLE 6
                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

        Section 6.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default.

        "Event of Default", with respect to the Securities of any series, wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the applicable resolution of the Board of Directors or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 3.1:

        (a) default in the payment of any interest on any of the Securities of such series, including any Additional Interest in respect thereof, or any Additional Amounts payable with respect thereto, as and when the same shall become due and payable, and continuance of such default for a period of 30 days and the time for payment of such interest or Additional Amounts has not been extended; provided, however that if the Company is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Company is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities of that series (subject to any deferral of any due date in the case of an Extension Period); or

        (b) default in the payment of the principal of or premium, if any, on any of the Securities of such series as, or any Additional Amounts payable with respect thereto, and when the same shall become due and payable at Maturity, and the time for payment of such principal (or premium, if any), or any Additional Amounts payable with respect thereto, has not been extended; provided, however, that if the Company is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Company is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities of that series; or

        (c) default in the performance or breach of any other covenant or warranty of the Company in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in whose performance or observance is elsewhere in this Section specifically dealt with), and continuance of such default for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby or, if that series of Securities is held by a MRH Trust, the holders of at least 25% in liquidation amount of the Preferred Securities of that MRH Trust then outstanding, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

        (d) default in the payment at Maturity of Indebtedness of the Company in excess of $50,000,000 or if any event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company (other than Indebtedness which is non-recourse to the Company) shall happen and shall result in the acceleration of more than $50,000,000 in principal amount of such Indebtedness (after giving effect to any applicable grace period) and such default shall not be cured or waived or such acceleration shall not be rescinded or annulled within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series or, if that series of Securities is held by a MRH Trust, the holders of at least 25% in liquidation amount of the Preferred Securities of that MRH Trust then outstanding, a written notice specifying such default or event of default and requiring the Company to cause such default to be cured or waived or to cause such

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

acceleration to be rescinded or annulled or to cause such Indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; or

        (e) the Company shall fail within 60 days to pay, bond or otherwise discharge any uninsured judgment or court order for the payment of money in excess of $50,000,000, which is not stayed on appeal or is not otherwise being appropriately contested in good faith; or

        (f) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or, under any such law, (i) appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or the Guarantor or for any substantial part of its property or (ii) ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

        (g) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or, under any such law, (i) consent to the entry of an order for relief in an involuntary case under any such law, (ii) consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property, or (iii) make any general assignment for the benefit of creditors; or

        (h)     default in the performance or breach of the conditions of
Section 11.1 and Section 11.2, and the continuation of such violation for 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such failure to comply and requiring it to be remedied and stating that such notice is a "Notice of Default"; or

        (i) any other Event of Default established by or pursuant to a resolution of the Board of Directors or one or more indentures supplemental hereto as applicable to the Securities of such series.

        If an Event of Default described in clause (a), (b), (c), (d), (e), (h) or (i) above occurs and is continuing with respect to Securities of any series at the time Outstanding, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of such series) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that, in the case of Securities of a series issued to a MRH Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series fail to declare the principal of all the Securities of such series to be immediately due and payable, the holders of at least 25% in liquidation amount of the Preferred Securities of such MRH Trust then outstanding shall have such right by a notice in writing to the Company, the Trustee and the Property Trustee; and upon any such declaration such principal or such lesser amount and all accrued and unpaid interest (including any Additional Interest) thereon shall become immediately due and payable, provided that the payment of principal and interest and all other amounts due with respect to such Securities shall remain subordinated to the extent provided in ARTICLE 13.

                If any Event of Default described in clause (f) or (g) above occurs and is continuing, all unpaid principal of the Securities then Outstanding of that series and the interest accrued thereon (including any Additional Interest), if any, shall ipso facto become and be immediately due and payable without declaration, presentment, demand or notice of any kind by the Trustee or any Holder of Securities of that series.

                The foregoing provisions, however, are subject to the condition that if, at any time after a declaration of acceleration with respect to the Securities of any series has been made and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (1) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, and any Additional Amounts with respect to all the Securities of such series (or upon all the Securities, as the case may be) and the principal of and premium (including any Additional Interest), if any, on any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest or Additional Amounts, at the Overdue Rate applicable to such series to the date of such payment or deposit) and all amounts payable to the Trustee pursuant to the provisions of
Section 7.6, and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, if any, and (2) all Events of Default under the Indenture, other than the nonpayment of the principal of and accrued interest on and any Additional Amounts with respect to Securities of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein - then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series (each series voting as a separate class), or of all the Securities (voting as a single class), as the case may be, then Outstanding (subject to, in the case of any series of Securities held as assets of a MRH Trust, such consent of the holders of the Preferred Securities and the Common Securities of such MRH Trust as may be required under the Trust Agreement of such MRH Trust), by written notice to the Company, the Guarantor and to the Trustee, may waive all defaults with respect to that series (or with respect to all the Securities, as the case may be) and rescind and annul such acceleration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Security shall have been accelerated and declared or become due and payable pursuant to the provisions hereof, then, from and after such acceleration, unless such acceleration has been rescinded and annulled, the principal amount of such Original Issue Discount Security shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Security.

                In the case of Securities of a series issued to a MRH Trust, should the Holders of such Securities fail to rescind and annul such declaration and its consequences, the holders of a majority in liquidation amount of the Preferred Securities of such MRH Trust then outstanding shall have such right by written notice to the Company, the Trustee and the Property Trustee, subject to satisfaction of the conditions set forth in clauses (1) and (2) above of this
Section 6.1.

        Section 6.2     Collection of Indebtedness by Trustee; Trustee May Prove
Debt.

        The Company covenants that (a) in case default shall be made in the payment of any installment of interest (including any Additional Interest) on or any Additional Amounts with respect to any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of or any premium, if any, on any Securities of any series or any Additional Amounts with respect thereto when the same shall have become due and payable, whether upon Stated Maturity of the Securities of such series or upon any redemption or by acceleration or otherwise, then upon demand of the Trustee for such series, the Company will pay to the Trustee for the benefit of the Holder of any such Security the whole amount that then shall have become due and payable on any such Security for the principal, premium, if any, and interest (including any Additional Interest), if any, with interest upon the overdue principal and premium, if any, and, so far as payment of the same is enforceable under applicable law and, if the Securities are held by a MRH Trust, without duplication of any other amounts paid to such MRH Trust in respect thereof, on overdue installments of interest and Additional Amounts, at the Overdue Rate applicable to any such Security; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and any further amounts payable to the Trustee, its agents and counsel pursuant to the provisions of Section 7.6.

                In case the Company or Guarantor shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or the Guarantor or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

                The Trustee shall be entitled and empowered, either in its own name as trustee of an express trust, or as attorney-in-fact for the Holders of any of the Securities, or in both such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of Securities allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceedings, or any judicial proceedings, relative to the Company or any other obligor on the Securities or its creditors or its property. The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders of the Securities, with authority to make or file in the respective names of the Holders of the Securities any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any other papers and documents and do and perform any and all acts and things for and on behalf of such Holders of the Securities as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Holders of the Securities against the Company or any other obligor on the Securities and/or its property allowed in any such proceedings, and to receive payment of or on account of such claims; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any Holder of Securities, any plan of reorganization or readjustment of the Company or any other obligor on the Securities or, by other action of any character in any such proceeding, to waive or change in any way any right of any Holder of any Security, even though it may otherwise be entitled so to do under any present or future law, all such power or authorization being hereby expressly denied.

                All rights of action and of asserting claims under this Indenture or under any of the Securities may be enforced by the Trustee without the possession of any of the Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities in respect of which such action was taken.

                In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

        Section 6.3     Application of Proceeds.

        Any moneys collected by the Trustee pursuant to this Article in respect of any series of the Securities, together with any other sums held by the Trustee (as such) hereunder (other than sums held in trust for the benefit of the Holders of particular Securities), shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, or any premium, interest (including any Additional Interest) or Additional Amounts, upon presentation (except in respect of Subdivision First below) of the several Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

                FIRST: To the payment of costs and expenses applicable to such series in respect of which moneys have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 7.6;

                SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest (including any Additional Interest) and any Additional Amounts on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee), so far as it may be enforceable under applicable law, upon the overdue installments of interest and any Additional Amounts at the Overdue Rate applicable to such series, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

                THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and premium, if any, and interest, if any, and any Additional Amounts, with interest upon the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee), so far as payment of the same is enforceable under applicable law, upon overdue installments of interest and any Additional Amounts, if any, at the Overdue Rate applicable to such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal, premium, if any, and interest, if any, and any Additional Amounts, without preference or priority of principal and premium, if any, over interest or any Additional Amounts, or of interest or any Additional Amounts, if any, over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal, premium, if any, and accrued and unpaid interest, if any; and

                FOURTH: To the payment of the remainder, if any, to the Company or as a court of competent jurisdiction may direct in writing.

        Section 6.4     Suits for Enforcement.

        In case an Event of Default with respect to Securities of any series has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

        Section 6.5     Restoration of Rights on Abandonment of Proceedings.

        In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or such Holder, then and in every such case (subject to the binding effect of any determination made in such proceedings) the Company and the Trustee and each of the Holders shall be restored severally and respectively to their former positions and rights hereunder, and (subject as aforesaid) all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been instituted.

        Section 6.6     Limitations on Suits by Securityholders.

        No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute an action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder of any Security and with the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series. For the protection and enforcement of the provisions of this Section, each and every Holder of Securities of any series and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 6.7 Unconditional Right of Securityholders to Institute Certain Suits.

        Nothing contained in this Indenture or in the Securities of any series shall affect or impair the obligation of the Company, which is unconditional and absolute, to pay the principal of, and premium, if any, and interest (including any Additional Interest), if any, on, and any

Additional Amounts with respect to, the Securities of such series at the respective places, at the respective times, at the respective rates, in the respective amounts and in the coin or currency therein and herein prescribed, or affect or impair the right of action, which is also absolute and unconditional, of any Holder of any Security to institute suit to enforce such payment at the respective due dates expressed in such Security, or upon redemption, by declaration, repayment or otherwise as herein provided without reference to, or the consent of, the Trustee or the Holder of any other Security, unless such Holder consents thereto or unless and to the extent that the institution or prosecution.

                In the case of Securities of a series issued to a MRH Trust, any holder of Preferred Securities issued by such MRH Trust shall have the right, upon the occurrence of an Event of Default described in Section 6.1(a) or 6.1(b) hereof, to institute directly a proceeding against the Company or the Guarantor, as the case may be, for enforcement of payment to such holder of principal of, and any premium and (subject to Sections 3.6, 3.8 and 3.13) interest (including any Additional Interest) on, and Additional Amounts with respect to, such Securities having a principal amount equal to the liquidation amount of such Preferred Securities held by such holder (a "Direct Action").

                Notwithstanding any payments made to a holder of Preferred Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal of and premium, if any, or interest on and Additional Amounts, if any, with respect to the related Securities, and the Company shall be subrogated to the rights of the holder of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Company to such holder in any Direct Action.

        Section 6.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.

        Except as provided in Section 6.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holder of any Security or to the holders of Preferred Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                No delay or omission of the Trustee or of any Holder of any Security or of the holders of Preferred Securities of any series to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to
Section 6.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holder of any Security or to the holders of Preferred Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holder of such Security or by such holders of Preferred Securities.

        Section 6.9     Control by Holders of Securities.

        The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture, and provided, further, that (subject to the provisions of Section 7.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would expose the Trustee to personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 7.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

                As between the Trustee and the Holders of the Securities, nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

        Section 6.10    Waiver of Past Defaults.

        The Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all the Securities of such series and, in the case of any Securities issued to a MRH Trust, the holders of not less than a majority in liquidation amount of the Preferred Securities issued by such MRH Trust then outstanding, may waive any past default hereunder with respect to such series and its consequences, except a default may waive any past default hereunder with respect to such series and its consequences, except a default:

        (1) in the payment of the principal of, any premium or interest (including any Additional Interest) on, or any Additional Amounts with respect to, any Security of such series, or

        (2)     in respect of a covenant or provision hereof which under
ARTICLE 11 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        Section 6.11 Trustee to Give Notice of Default, But May Withhold in Certain Circumstances.

        The Trustee shall transmit to the Securityholders of any series, as the names and addresses of such Holders appear on the Security Register, notice by mail of all defaults known to a Responsible Officer of the Trustee which have occurred with respect to such series, such notice to be transmitted within 60 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of, or premium, if any, or interest, if any, on, or any Additional Amounts with respect to, any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

        Section 6.12    Right of Court to Require Filing of Undertaking to Pay
Costs.

        The parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series Outstanding, or, in the case of any suit relating to or arising under Section 6.1(c) or Section 6.1(i) (if the suit relates to Securities of more than one but fewer than all series), 10% in aggregate principal amount of Securities Outstanding affected thereby, or, in the case of any suit relating to or arising under Section 6.1(c) or Section 6.1(i) (if the suit under clause (d) or (g) relates to all the Securities then Outstanding), Section 6.1(f) or Section 6.1(g), 10% in aggregate principal amount of all Securities Outstanding, or to any suit instituted by any Holder of Securities for the enforcement of the payment of the principal of, or premium, if any, or interest, if any, on, any Security on or after the due date expressed in such Security.

        Section 6.13    Waiver of Usury, Stay or Extension Laws.

        The Company and the Guarantor each covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        Section 6.14    Delay or Omission Not Waiver.

        No delay or omission of the Trustee or of any Holder of any Security or of any holder of Preferred Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security or to any holder of Preferred Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder or by such holder of Preferred Securities, as the case may be.

                                    ARTICLE 7
                             CONCERNING THE TRUSTEE

        Section 7.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default.

        With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of that series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

        (a) prior to the occurrence of an Event of Default with respect to the Securities of such series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

                (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

        (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

        (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities pursuant to Section 6.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

        Section 7.2     Certain Rights of the Trustee.

        Subject to Section 7.1:

        (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document (whether in original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or any assistant secretary of the Company;

        (c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

        (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby;

        (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

        (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity reasonably satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

        (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine during reasonable hours and upon reasonable notice the books, records and premises of the Company, personally or by agent or attorney;

        (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

        (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person authorized to act hereunder.

        Section 7.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof.

        The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

        Section 7.4 Trustee and Agents May Hold Securities; Collections, etc.

        The Trustee, any Paying Agent, Securities Registrar, Authenticating Agent or any agent of the Company, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent, and, subject to Section 7.8 and Section 7.13, if operative, may otherwise deal with the Company or the Guarantor and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Securities Registrar, Authenticating Agent or such agent.

        Section 7.5     Moneys Held by Trustee.

        Subject to the provisions of Section 12.3, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. The Trustee shall have no liability for interest on money it receives and holds in trust except as specifically provided herein.

        Section 7.6 Compensation and Indemnification of Trustee and Its Prior Claim.

        The Company covenants and agrees to pay the Trustee from time to time, and the Trustee shall be entitled to such compensation as the Company and the Trustee may from time to time agree in writing for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other Persons not regularly in its employ) except any such expense, disbursement or advance as shall be attributable to its negligence or bad faith. The Company also covenants to indemnify the Trustee and each predecessor trustee for, and hold it harmless against, any loss, liability, damage, claims or expense, including taxes (other than taxes measured by the income of the Trustee or otherwise applicable to the Trustee for operations outside the scope of this Indenture) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent that any such loss, liability, damage, claims or expense shall be attributable to the Trustee's negligence or bad faith. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor trustee and to pay or reimburse the Trustee and each predecessor trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and resignation or removal of the Trustee. Such additional indebtedness shall be a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

        Section 7.7     Right of Trustee to Rely on Officer's Certificate, etc.

        Subject to Section 7.1 and Section 7.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the good faith thereof.

        Section 7.8     Qualification of Trustee; Conflicting Interests.

        The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of
Section 310(b) of the Trust Indenture Act.

        Section 7.9     Persons Eligible for Appointment as Trustee.

        There shall at all times be a Trustee hereunder for each series of Securities, which shall be at all times either:

        (a) a corporation organized and doing business under the laws of the United States of America or of any State or territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, territory or District of Columbia authority; or

        (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of this Section 7.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.

        Section 7.10    Resignation and Removal; Appointment of Successor
Trustee.

        (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of resignation to the Company and the Guarantor and by mailing notice thereof by first-class mail to Holders of the Securities at their last addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may, subject to the provisions of Section 6.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

        (b)     In case at any time any of the following shall occur:

                (i)     the Trustee shall fail to comply with the provisions of
        Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act; or

                (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.9 and shall fail to resign after written request therefor by the Company or by any Securityholder; or the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent; or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; then, in any case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.12, any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

        (c) The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in
Section 8.1 of the action in that regard taken by the Securityholders.

        (d) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective until acceptance of appointment by the successor trustee as provided in Section 7.11.

        Section 7.11    Acceptance of Appointment by Successor Trustee.

        Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and the Guarantor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee hereunder; but nevertheless, on the written request of the Company or of the successor trustee, upon payment of all amounts due to the Trustee under Section 7.6, the Trustee ceasing to act shall, subject to Section 4.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act, shall, nevertheless, retain a prior lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.6.

                No successor trustee shall accept appointment as provided in this Section 7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9.

                Upon acceptance of appointment by any successor trustee as provided in this Section 7.11, the Company shall mail notice thereof by first-class mail to the Holders of Securities at their last addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
7.10. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

        Section 7.12 Merger, Conversion, Consolidation or Succession to Business of Trustee.

        Any corporation in which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9, without the execution or filing of any paper or any further act (including the giving of any notice to Securityholders) on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided for the certificate of authentication of the Trustee.

        Section 7.13    Preferential Collection of Claims Against the Company.

        (a) Subject to the provisions of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or any other obligor of the Securities within three months prior to a default, as defined in Section 7.13(c), or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in this Section):

                (i) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in Section 7.13(a)(ii), or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                (ii) all property received by the Trustee in respect of any claim as such reditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

                Nothing herein contained, however, shall affect the right of the
Trustee:

                (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, (ii) the proceeds of a bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in the proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law;

                (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee has no reasonable cause to believe that a default as defined by
                Section 7.13(c) would occur within three months; or

                (D) to receive payment on any claim referred to in paragraph (B) or (C) above, against the release of any property held as security for such claim as provided in such paragraph
                (B) or (C), as the case may be, to the extent of the fair value of such property.

                For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

                If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders of the Securities and the holders of other indenture securities in such manner that the Trustee, such Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, Holders of the Securities and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Holders of Securities and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof; or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders of Securities and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distribution as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

                Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this Section 7.13(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this Section 7.13(a) if and only if the following conditions exist:

                (E) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three months' period; and

                (F) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

        (b) There shall be excluded from the operation of this Section a creditor relationship arising from:

                (i) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                (ii) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Holders of the applicable series of Securities at the time and in the manner provided in this Indenture;

                (iii) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                (iv) an indebtedness created as a result of services rendered or premises rented or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Section 7.13(c)(iii);

                (v) the ownership of stock or of some other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                (vi) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in
        Section 7.13(c)(iv).

        (c)     As used in this Section:

                (i) the term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities of the applicable series or upon the other indenture securities when and as such principal or interest becomes due and payable;

                (ii) the term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of Section 7.13(a), and (iii) under which a default exists at the time of the apportionment of the funds and property held in said special account;

                (iii) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                (iv) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of goods, wares or merchandise previously constituting the security, provided that the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

                (v) the term "Company" shall mean any obligor upon the Securities.

        Section 7.14    Authenticating Agent.

        So long as any Securities remain Outstanding, if the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, or otherwise upon a Company Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Company shall elect, by the Trustee to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of Securities. Securities authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, the Authenticating Agent shall have its principal office and place of business in the Borough of Manhattan, The City of New York.

                Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

                Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.14, the Trustee shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Securities in the manner and to the extent provided in Section 15.5. Any successor Authenticating Agent upon

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acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Company agrees to pay or to cause to be paid to the Authenticating Agent from time to time reasonable compensation for its services. The Authenticating Agent shall have no responsibility or liability for any action taken by it as such in good faith at the direction of the Trustee.

                                    ARTICLE 8
                      CONCERNING THE HOLDERS OF SECURITIES

        Section 8.1     Action by Holders.

        Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in Person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of ARTICLE 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. The Company may (but shall not be required to) set a record date for purposes of determining the identity of Securityholders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section
5.1 of this Indenture prior to such solicitation. If a record date is fixed, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date.

        Section 8.2     Proof of Execution of Instruments by Holders of
Securities.

        Subject to Section 7.1, Section 7.2 and Section 9.5, the execution of any instrument by a Holder of a Security or his agent or proxy may be proved in any reasonable manner that the Trustee deems sufficient, including, without limitation, in the following manner:

                The fact and date of the execution by any such Person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds, that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit or written statement of a witness to such execution. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other Person acting in a representative capacity, such certificate, affidavit or written statement shall also constitute sufficient proof of his authority.

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                The ownership of Securities shall be proved by the Securities
Register or by a certificate of the Securities Registrar.

                The record of any Holders' meeting shall be proved in the manner provided in Section 9.6.

        Section 8.3     Holders to be Treated as Owners.

        The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Security Register as the absolute owner of such Security (notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of principal of, and premium, if any, and (subject to Section 3.6 and Section 3.8) interest, if any, on, such Security, and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any Holder for the time being, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon such Security.

                None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest. Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company or the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any Depository (or its nominee), as a Holder, with respect to such Global Security or impair, as between such Depository and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the right of such Depository (or its nominee) as holder of such Global Security.

        Section 8.4     Securities Owned by Company Deemed Not Outstanding.

        In determining whether the Holders of the requisite aggregate principal amount of Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which a Responsible Officer of the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described Persons; and, subject to Section 7.1 and Section 7.2, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

        Section 8.5     Right of Revocation of Action Taken.

        At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security, the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action, may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security or such other Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities affected by such action.

                                    ARTICLE 9
                                HOLDERS' MEETINGS

        Section 9.1     Purposes of Meetings.

        A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

        (a) to give any notice to the Company or to the Trustee for the Securities of such series, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of ARTICLE 6;

        (b) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of ARTICLE 7;

        (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.2; or

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

        (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

        Section 9.2     Call of Meetings by Trustee.

        The Trustee may at any time call a meeting of Holders of Securities to take any action specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or such other Place of Payment, as the Trustee shall determine. Notice of every meeting of the Holders of Securities, setting forth the time and the place of such meeting, and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Securities of the particular series in the manner and to the extent provided in Section 15.5. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for the meeting.

        Section 9.3     Call of Meetings by Company or Holders.

        In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any or all series, as the case may be, shall have requested the Trustee to call a meeting of Holders of Securities of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee for such series shall not have given the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place in the Borough of Manhattan or other Place of Payment for such meeting and may call such meeting to take any action authorized in Section 9.1, by giving notice thereof as provided in Section 9.2.

        Section 9.4     Qualifications for Voting.

        To be entitled to vote at any meeting of Holders a Person shall be (a) a Holder of one or more outstanding Securities with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

        Section 9.5     Regulations.

        Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Securities in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of

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

Securities as provided in Section 9.3, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

                Subject to Section 8.4, at any meeting each Holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing aforesaid duly designating him as the Person to vote on behalf of other Holders. At any meeting of Holders, the presence of Persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Any meeting of Holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 9.2 or Section 9.3 may be adjourned from time to time by Persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting, present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

        Section 9.6     Voting.

        The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.2. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

                Any record so signed and verified shall be conclusive evidence of the matters therein stated.

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

        Section 9.7     No Delay of Rights by Reason of Meeting.

        Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities of any series.

                                   ARTICLE 10
                             SUPPLEMENTAL INDENTURES

        Section 10.1    Supplemental Indentures Without Consent of
Securityholders.

        Without the consent of any Holders of Securities, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof) for one or more of the following purposes:

        (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets;

        (b) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company under this Indenture and the Securities, in each case in compliance with the Indenture;

        (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as its Board of Directors shall consider to be for the protection of the Holders of any series of Securities or Tranche thereof, or to surrender any right or power herein conferred upon the Company and to make the occurrence and continuance of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

        (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture or, in the case of Securities of a series issued to a MRH Trust and for so long as any of the Preferred Securities issued by such MRH Trust shall remain outstanding, the holders of such Preferred Securities, in any material respect or as the Board of Directors may deem necessary or desirable and which shall not materially adversely affect the interests of the Holders of any Securities;

        (e) to establish the form or terms of Securities of any series as permitted by Section 3.1;

        (f) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only), to provide for interchangeability thereof with Securities in registered form of the same series and to make all appropriate changes for such purpose, or to permit or facilitate the issuance of Securities of any series in uncertificated form provided any such action shall not adversely affect the interests of the Holders of Outstanding Securities of any series in any material respect;

        (g) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth;

        (h) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture);

        (i) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to ARTICLE 12, provided that any such action shall not adversely affect the interests of any Holder of an Outstanding Security of such series or any other Outstanding Security or, in the case of Securities of a series issued to a MRH Trust and for so long as any of the Preferred Securities issued by such MRH Trust shall remain outstanding, the holders of such Preferred Securities, in any material respect;

        (j) to make provisions with respect to conversion or exchange rights of Holders of Securities of any series;

        (k) to provide for the issuance under this Indenture of Securities denominated or payable in currency other than Dollars and to make all appropriate changes for such purpose;

        (l) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities, pursuant to
Section 7.11, or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

        (m) to modify any restrictions on and procedures for resales of Securities of any series that is not registered pursuant to the Securities Act to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally and to modify any legends placed on such Securities to reflect such restrictions and procedures;

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        (n)     to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable to conform to provisions of the Trust Indenture Act as at the time in effect, provided that such action shall not materially adversely affect the interests of the Holders of the Securities of any series; and

        (o) otherwise to amend or supplement any of the provisions of this Indenture or in any supplemental indenture; provided, however, that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities then Outstanding.

        The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations, which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 10.2.

        Section 10.2    Supplemental Indentures With Consent of Securityholders.

        With the consent (evidenced as provided in ARTICLE 8) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class) (and, in the case of any series of Securities held as assets of a MRH Trust, such consent of holders of the Preferred Securities and the Common Securities of such MRH Trust as may be required under the Trust Agreement of such MRH Trust), the Company, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the Stated Maturity of the principal of, or any premium or installment of interest (including any Additional Interest) on or any Additional Amounts with respect to, any Security of such series, or reduce the principal amount thereof (or modify the calculation of such principal amount) or rate of interest (including any Additional Interest) thereon or any Additional Amounts with respect thereto (or modify the calculation of such rate), or any premium payable on redemption thereof or otherwise, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration with respect thereto pursuant to Section 6.1 or the amount thereof provable in bankruptcy pursuant to Section 6.2, or change the obligation of the Company to pay Additional Amounts pursuant to Section 4.4 (except as contemplated by Section 11.1 and permitted by Section 10.1), or change the redemption provisions, or change the Place of Payment, currency in which the principal of, any premium or interest (including any Additional Interest) on, or any Additional Amounts with respect to any security is payable, or impair or adversely affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, without the consent of the Holder of each Security of such series so affected; or (b) reduce the aforesaid percentage of the principal amount of Securities Outstanding of such series, the consent of the Holders of which is required for any such supplemental indenture or any waiver of any obligations of the Company under this Indenture, without the consent of the Holders of each Security of such series so affected, or reduce the requirements for quorum on voting; or (c) modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to Holders of Securities; or (d) modify any of the provisions this Section, Section 6.10 or Section 4.7, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified without the consent of the Holder of each Outstanding Security thereby.

        Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 8.1, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

        It shall not be necessary for the consent of the Securityholders or holders of Preferred Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

        A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

        Section 10.3    Notice of Supplemental Indenture.

        Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of Section 10.2, the Company shall mail a notice thereof by first-class mail to the Holders of Securities of each series affected thereby at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        Section 10.4    Effect of Supplemental Indenture.

        Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith, but only with regard to the Securities of each series affected by such supplemental indenture, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of any Securities of such series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes with regard to the Securities of such series.

        Section 10.5    Documents To Be Given to Trustee.

        The Trustee, subject to the provisions of Section 7.1 and Section 7.2, shall be provided with an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article complies with the applicable provisions of this Indenture and is authorized or permitted by this Indenture.

        Section 10.6    Notation on Securities in Respect of Supplemental
Indentures.

        Securities of any series affected by any supplemental indenture which are authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Company and the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

        Section 10.7    Effect on Senior Indebtedness.

        No supplemental indenture shall directly or indirectly modify or eliminate the provisions of ARTICLE 13 in any manner which might terminate or impair the subordination of the Securities of any series to Company Senior Indebtedness with respect to such series without the prior written consent of the holders of such Company Senior Indebtedness.

                                   ARTICLE 11
                   CONSOLIDATION, AMALGAMATION, MERGER OR SALE

        Section 11.1    Company May Consolidate, Etc., Only on Certain Terms.

        The Company shall not consolidate or amalgamate with or merge into any other Person (whether or not affiliated with the Company), or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any other Person (whether or not affiliated with the Company), and the Company shall not permit any other Person (whether or not affiliated with the Company) to consolidate or amalgamate with or merge into the Company or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Company, unless:

        (a) in case the Company shall consolidate or amalgamate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the Person formed by such consolidation or amalgamation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company as an entirety or substantially as an entirety shall be a Corporation or limited liability company organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, Bermuda, or any other country (including under the laws of any state, province or other political subdivision thereof) which is on the date of this Indenture a member of the Organization for Economic Cooperation and Development, and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and delivered to the Trustee the due and punctual payment of the principal of, any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to all the Securities and the performance of every obligation in this Indenture and the Outstanding Securities on the part of the Company to be performed or observed and shall provide for conversion or exchange rights in accordance with the provisions of the Securities of any series that are convertible or exchangeable into Common Stock or other securities;

        (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Designated Subsidiary as a result of such transaction as having been incurred by the Company or a Designated Subsidiary at the time of such transaction, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

        (c) in the case of the Securities of a series issued to a MRH Trust, such transaction is permitted under the related Trust Agreement and does not give rise to any breach or violation of such Trust Agreement; and

        Section 11.2    Opinion of Counsel.

        Either the Company or the successor Person shall deliver to the Trustee prior to the proposed transaction(s) covered by Section 11.1 an Officer's Certificate and an Opinion of Counsel stating that the transaction(s) and such supplemental indenture are authorized and permitted by this Indenture and that all conditions precedent to the consummation of the transaction(s) under this Indenture have been met.

        Section 11.3    Successor Person Substituted.

        Upon any consolidation or amalgamation by the Company with or merger of the Company into any other Person or any lease, sale, assignment, or transfer of all or substantially all of the property and assets of the Company in accordance with Section 11.1, the successor Person formed by such consolidation or amalgamation or into which the Company is merged or the successor Person or affiliated group of Persons to which such lease, sale, assignment, or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person or Persons had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person or Persons shall be relieved of all obligations and covenants under this

Indenture and the Securities and in the event of such conveyance or transfer, except in the case of a lease, any such predecessor Person may be dissolved and liquidated.

                                   ARTICLE 12
                    SATISFACTION AND DISCHARGE OF INDENTURE,
                                UNCLAIMED MONEYS

        Section 12.1    Satisfaction and Discharge of Securities of Any Series.

        The Company shall be deemed to have satisfied and discharged this Indenture with respect to the entire indebtedness on all the Outstanding Securities of any particular series, and the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging such satisfaction and discharge, when

        (a)     either:

                (i) all Outstanding Securities of such series theretofore authenticated and delivered (other than (i) any Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.7 and (ii) Outstanding Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 12.3) have been delivered to the Trustee for cancellation; or

                (ii) all Outstanding Securities of such series described in sub-clause (i) above (other than the Securities referred to in the parenthetical phrase thereof) not theretofore delivered to the Trustee for cancellation:

                        (x)     have become due and payable;

                        (y) will become due and payable at their Stated Maturity within one year; or

                        (z) if redeemable at the option of the Company or pursuant to the operation of a sinking fund, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company; and

                (A) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust an amount (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series, not therefore delivered to the Trustee for cancellation, including the principal of, any premium and interest (including any Additional Interest) on, and any Additional Amounts with respect to such Securities (based upon applicable law as in effect on the date of such deposit), to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

                  (B) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as obligations in trust such amount of Government Obligations as will, in a written opinion of independent public accountants delivered to the Trustee, together with the predetermined and certain income to accrue thereon (without consideration of any reinvestment thereof), be sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Securities of such series for unpaid principal (and premium, if any), interest on, and any Additional Amounts to the date of such deposit (in the case of Securities which have become due and payable) or Maturity thereof, as the case may be;

        (b) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such series including all fees due to the Trustee under Section 7.6;

        (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the due satisfaction and discharge of this Indenture with respect to the entire indebtedness on all Outstanding Securities of any such series have been complied with; and

        (d) if the Securities of such series are not to become due and payable at their Stated Maturity within one year of the date of such deposit or are not to be called for redemption within one year of the date of such deposit under arrangements satisfactory to the Trustee as of the date of such deposit, then the Company shall have given, not later than the date of such deposit, notice of such deposit to the Holders of the Securities of such series.

        Upon the satisfaction of the conditions set forth in this Section 12.1 with respect to all the Outstanding Securities of any series, the terms and conditions with respect thereto set forth in this Indenture shall no longer be binding upon, or applicable to, the Company; provided, however, that the Company shall not be discharged from (a) any obligations under Section 7.6 and Section
7.10 and (b) any obligations under Section 3.6, Section 3.7, Section 5.1 and
Section 12.3 and (c) any obligations under Section 4.4, with respect to the payment of any Additional Amounts, if any, (but only to the extent that the Additional Amounts payable with respect to any Outstanding Securities of such series exceed the amount deposited in respect of such Additional Amounts pursuant to Section 12.1(a)(ii)); and provided, further, that in the event a petition for relief under the Federal Bankruptcy Code or a successor statute is filed with respect to the Company within 91 days after the deposit, this Indenture with respect to the entire indebtedness on all Securities of such series shall not be discharged, and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Company upon Company Request.

        Section 12.2    Defeasance and Covenant Defeasance.

        (a) Unless pursuant to Section 3.1, either or both of (i) defeasance of the Securities of or within a series under clause (b) of this Section 12.2 shall not be applicable with respect to the Securities of such series or (ii) covenant defeasance of the Securities of or within a series under clause (c) of this Section 12.2 shall not be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this Section
12.2 (with such modifications thereto as may be specified pursuant to Section
3.1 with respect to any Securities), shall be applicable to such Securities and the Company may at its option by Board Resolution, at any time, with respect to such Securities, elect to have Section 12.2(b) or Section 12.2(c) be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Section 12.2.

        (b) Upon the Company's exercise of the above option applicable to this Section 12.2(b) with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions set forth in clause (d) of this Section 12.2 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by such Outstanding Securities, and under the Guarantee in respect thereof, which shall thereafter be deemed to be "Outstanding" only for the purposes of clause (c) of this
Section 12.2 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all of its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities, solely from the trust fund described in clause (d) of this Section 12.2 and as more fully set forth in such clause, payments in respect of the principal of (and premium, if any) and interest (including Additional Interest), if any, on, and Additional Amounts, if any, with respect to, such Securities when such payments are due, and any rights of such Holder to convert such Securities into other Securities of the Company or exchange such Securities for securities of another issuer; (ii) the obligations of the Company and the Trustee with respect to such Securities under Sections 3.6, 3.7, 4.2,
4.3 and 12.3 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 4.4 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 12.2(d)(i) below), and with respect to any rights to convert such Securities into other securities of the Company or exchange such Securities for securities of another issuer; (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder including, without limitation, the compensation, reimbursement and indemnities provided in Section 7.6 herein; and (iv) this Section 12.2. The Company may exercise its option under this Section 12.2(b) notwithstanding the prior exercise of its option under clause (c) of this Section 12.2 with respect to such Securities.

        (c) Upon the Company's exercise of the option to have this Section 12.2(c) apply with respect to any Securities of or within a series, the Company shall be released from its obligations in respect of any other covenant applicable to such Securities, with respect to such

Outstanding Securities on and after the date the conditions set forth in clause
(d) of this Section 12.2 are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant or obligation, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, the Company may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant or obligation, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or obligation or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 6.1 but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

        (d)     The following shall be the conditions to application of clause
(b) or (c) of this Section 12.2 to any Outstanding Securities of or within a series:

                (i) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.8 who shall agree to comply with the provisions of this Section 12.2 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (1) an amount in Dollars or in such Foreign Currency in which such Securities are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such Securities (determined on the basis of the Currency in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment with respect to such Securities, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (y) the principal of (and premium, if any) and interest (including any Additional Interest), if any, on, and any Additional Amounts with respect to such Securities (based upon applicable law as in effect on the date of such deposit), such Outstanding Securities at the Stated Maturity or Redemption Date of such principal or installment of principal or premium or interest and (z) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the days on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and, if applicable, shall have made irrevocable arrangements satisfactory to the Trustee for the redemption of any Securities to be redeemed at the option of the Company in connection with such deposit.

                (ii) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit (after giving effect thereto) and, with respect to defeasance only, no event described in Section 6.1(f) or (g) at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                (iii) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company is a party or by which it is bound.

                (iv)    In the case of an election under clause (b) of this
        Section 12.2 for which the Place of Payment is within the United States, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from the Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                (v)     In the case of an election under clause (c) of this
        Section 12.2 with respect to Requested Securities and for which the Place of Payment is within the United States, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                (vi) With respect to defeasance only, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that, after the 91st day after the date of deposit, all money and Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited or caused to be deposited with the Trustee (or other qualifying trustee) pursuant to this clause (d) to be held in trust will not be subject to recapture or avoidance as a preference in any case or proceeding (whether voluntary or involuntary) in respect of the Company under any Federal or State bankruptcy, insolvency, reorganization or other similar law, or any decree or order for relief in respect of the Company issued in connection therewith (for which purpose such Opinion of Counsel may assume that no Holder is an "insider").

                (vii) With respect to defeasance only, the Company shall have delivered to the Trustee an Officer's Certificate as to solvency and the absence of any intent of preferring the Holders over any other creditors of the Company.

                (viii) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance under clause (b) or (c) of this Section 12.2 (as the case may be) have been complied with.

                (ix) Notwithstanding any other provisions of this Section 12.2(d), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.1.

        (e) Unless otherwise specified in or pursuant to this Indenture, if, after a deposit referred to in Section 12.2(d)(i) has been made, (i) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.1 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 12.2(d)(i) has been made in respect of such Security, or (ii) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to
Section 12.2(d)(i) has been made, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest (including any Additional Interest), if any, on, and Additional Amounts, if any, with respect to, such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (i) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event.

                The Company shall pay and indemnify the Trustee (or other qualifying trustee, collectively for purposes of this Section 12.2(d) and
Section 12.3, the "Trustee") against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this Section
12.2 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

                Anything in this Section 12.2 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (d) of this Section 12.2 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Section 12.2.

        Section 12.3    Application of Trust Money.

        All money and obligations deposited with the Trustee pursuant to Section
12.1 or 12.2 shall be held irrevocably in trust and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Company and the Trustee. Such money and obligations shall be applied by the Trustee, in accordance with the provisions of the Securities, this Indenture and such escrow trust agreement, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent or the Guarantor acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest (including any Additional Interest), if any, on the Securities for the payment of which such money and obligations have been deposited with the Trustee. If Securities of any series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory or optional sinking fund requirement, the Company shall give the required notice of redemption or shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

        Section 12.4    Repayment of Moneys Held by Paying Agent.

        In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys with respect to such series then held by any Paying Agent (and not required for such satisfaction and discharge) shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

        Section 12.5    Return of Unclaimed Moneys Held by Trustee and Paying
Agent.

        Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of, or premium, if any, or interest, if any, on, Securities of any series and which shall not be applied but shall remain unclaimed by the Holders of Securities of such series for two years after the date upon which such payment shall have become due and payable, shall be repaid to the Company by the Trustee on demand; and the Holder of any of such Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that the Company or the Trustee, before making any such repayment, shall at the expense of the Company cause to be published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper, or mail to each Holder, or both, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company.

                If the Trustee or Paying Agent is unable to apply any money in accordance with Section 12.3 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.1 or Section 12.2 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 12.3; provided, however, that if the Company makes any payment of interest on or principal of, or any Additional Amounts, with respect to any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 13
                           SUBORDINATION OF SECURITIES

        Section 13.1    Agreement to Subordinate.

        The Company covenants and agrees, and each Holder of Securities issued hereunder and under any indenture supplemental hereto or pursuant to a Board Resolution and Officers' Certificate ("Additional Provisions") by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this ARTICLE 13; and each Holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

        The payment by the Company of the principal of, any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to all Securities of each series issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth and subject to the provisions of the related supplemental indenture, be subordinate in right of payment to the prior payment in full of all Company Senior Indebtedness with respect to such series, whether outstanding at the date of this Indenture or thereafter incurred.

        No provision of this ARTICLE 13 shall prevent the occurrence of any default or Event of Default hereunder.

        Section 13.2    Default on Company Senior Indebtedness.

        In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other amount due on any Company Senior Indebtedness with respect to the Securities of any series, or in the event that the maturity of any Company Senior Indebtedness with respect to the Securities of any series has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal (including redemption and sinking fund payments) of, any premium or interest (including any Additional Interest) on, or any Additional Amounts with respect to, the Securities of such series or to acquire such Securities (other than pursuant to the conversion of such Securities).

        In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 13.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Company Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Company Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of such Company Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on such Company Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Company Senior Indebtedness.

        Section 13.3    Liquidation; Dissolution; Bankruptcy.

        Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any total or partial liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other similar proceedings relating to the Company or its assets, all amounts due upon all Company Senior Indebtedness with respect to the Securities of any series shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal of, premium or interest (including any Additional Interest) on, or Additional Amounts with respect to, the Securities of such series; and in any such case, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee (on behalf of Holders with respect to the principal of, premium or interest on or Additional Amounts with respect to, the Securities of such Series) would be entitled to receive from the Company, except for the provisions of this ARTICLE 13, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of such Company Senior Indebtedness (pro rata to such holders having equal seniority on the basis of the respective amounts of such Company Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Company Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Company Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Company Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities of such series or to the Trustee.

        In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing shall be received by the Trustee before all such Company Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Company Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Company Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all such Company Senior Indebtedness remaining unpaid to the extent necessary to pay such Company Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Company Senior Indebtedness.

        For purposes of this ARTICLE 13, the words "cash, property or securities" shall not be deemed to include common shares of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this ARTICLE 13 with respect to the Securities of the relevant series to the payment of all Company Senior Indebtedness with respect to the Securities of such series that may at the time be outstanding, provided that (i) such Company Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Company Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation or amalgamation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Sections 11.1 and 11.3 of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.3 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Sections 11.1 and 11.3 of this Indenture.

        Section 13.4    Subrogation.

        Subject to the payment in full of all Company Senior Indebtedness with respect to the Securities of any series, the rights of the Holders of the Securities of such series shall be subrogated to the rights of the holders of such Company Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Company Senior Indebtedness until the principal of, any premium and interest (including any Additional Interest) on, and any Additional Amounts with respect to, the Securities of such series shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Company Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this ARTICLE 13, and no payment over pursuant to the provisions of this ARTICLE 13 to or for the benefit of the holders of such Company Senior Indebtedness by Holders of the Securities of such series or the Trustee, shall, as between the Company, its creditors other than holders of such Company Senior Indebtedness, and the Holders of the Securities of such series, be deemed to be a payment by the Company to or on account of such Company Senior Indebtedness. It is understood that the provisions of this ARTICLE 13 are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities of each series, on the one hand, and the holders of the Company Senior Indebtedness with respect to the Securities of such series on the other hand.

        Nothing contained in this ARTICLE 13 or elsewhere in this Indenture, any Additional Provisions or in the Securities of any series is intended to or shall impair, as between the Company, its creditors other than the holders of Company Senior Indebtedness with respect to the Securities of such series, and the Holders of the Securities of such series, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities of such series the principal of, any premium and interest (including any Additional Interest) on, and any Additional Amounts with respect to, the Securities of such series as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities of such series and creditors of the Company, other than the holders of such Company Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security of such series from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
ARTICLE 13 of the holders of such Company Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

        Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of ARTICLE 7 of this Indenture, and the Holders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities of any series, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Company Senior Indebtedness with respect to the Securities of such series and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this ARTICLE 13.

        Section 13.5    Trustee to Effectuate Subordination.

        Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
ARTICLE 13 and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

        Section 13.6    Notice by the Company.

        The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this ARTICLE 13. Notwithstanding the provisions of this ARTICLE 13 or any other provision of this Indenture or any Additional Provisions, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this ARTICLE 13, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Company Senior Indebtedness with respect to the Securities of such series or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of ARTICLE 7 of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 13.6 at least two Business Days

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

prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, any premium or interest (including any Additional Interest) on, or any Additional Amounts with respect to, any Security of such series), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

        The Trustee, subject to the provisions of ARTICLE 7 of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Company Senior Indebtedness with respect to the Securities of any series (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Company Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Company Senior Indebtedness to participate in any payment or distribution pursuant to this ARTICLE 13, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Company Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this ARTICLE 13, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

        Upon any payment or distribution of assets of the Company referred to in this ARTICLE 13, the Trustee and the Holders shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities of any series, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Company Senior Indebtedness with respect to the Securities of such series and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this ARTICLE 13.

        Section 13.7 Rights of the Trustee; Holders of Company Senior Indebtedness.

        The Trustee in its individual capacity shall be entitled to all the rights set forth in this ARTICLE 13 in respect of any Company Senior Indebtedness with respect to the Securities of any series at any time held by it, to the same extent as any other holder of such Company Senior Indebtedness, and nothing in this Indenture or any Additional Provisions shall deprive the Trustee of any of its rights as such holder.

        With respect to the holders of Company Senior Indebtedness with respect to the Securities of any series, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this
ARTICLE 13, and no implied
covenants or obligations with respect to the holders of such Company Senior Indebtedness shall be read into this Indenture or any Additional Provisions against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Company Senior Indebtedness and, subject to the provisions of ARTICLE 7 of this Indenture, the Trustee shall not be liable to any holder of such Company Senior Indebtedness if it shall mistakenly or otherwise pay over or deliver to Holders of the Securities of such series, the Company or any other Person money or assets to which any holder of such Company Senior Indebtedness shall be entitled by virtue of this ARTICLE 13 or otherwise.

        Nothing in this ARTICLE 13 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.6.

        Section 13.8    Subordination May Not Be Impaired.

        No right of any present or future holder of any Company Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

        Without in any way limiting the generality of the foregoing paragraph, the holders of Company Senior Indebtedness with respect to the Securities of any series may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of Securities of such series, without incurring responsibility to such Holders and without impairing or releasing the subordination provided in this ARTICLE 13 or the obligations hereunder of the Holders of the Securities of such series to the holders of such Company Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Company Senior Indebtedness, or otherwise amend or supplement in any manner such Company Senior Indebtedness or any instrument evidencing the same or any agreement under which such Company Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Company Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Company Senior Indebtedness; and
(iv) exercise or refrain from exercising any rights against the Company and any other Person.

        Section 13.9    Application by Trustee of Assets Deposited with It.

        Amounts deposited in trust with the Trustee pursuant to and in accordance with this Indenture, including without limitation pursuant to ARTICLE 12 hereof, shall be for the sole benefit of the Holders of the Securities and, to the extent allocated for the payment of Securities, shall not be subject to the subordination provisions of this ARTICLE 13. Otherwise, any deposit of assets with the Trustee or any Paying Agent (whether or not in trust) for the payment of any Securities shall be subject to the provisions of Sections 13.1, 13.2, and 13.3; provided that, if prior to two Business Days preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including, without limitation, the payment of any amount due on any Security) the Trustee or such Paying Agent shall not have received with respect to such assets the written notice provided for in Section 13.6, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

                                   ARTICLE 14
                                  NET PAYMENTS

        Section 14.1    Net Payments.

        Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made.

                                   ARTICLE 15
                            MISCELLANEOUS PROVISIONS

        Section 15.1 Incorporators, Shareholders, Officers and Directors of Company Exempt from Individual Liability.

        No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or for any claim based thereon or otherwise in respect thereof, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future shareholder (except in a shareholder's corporate capacity as Guarantor), officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Security.

        Section 15.2 Provisions of Indenture for the Sole Benefit of Parties and Securityholders.

        Except as otherwise expressly provided herein with respect to holders of Preferred Securities, nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors, the Holders of the Securities and holders of Senior Indebtedness, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and the Holders of the Securities.

        Section 15.3    Successors and Assigns of Company Bound by Indenture.

        All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Guarantor shall bind its successors and assigns, whether so expressed or not.

        Section 15.4    Holders of Preferred Securities as Third Party
Beneficiaries.

        The Company hereby acknowledges that, to the extent specifically set forth herein, the holders of the Preferred Securities of a MRH Trust shall expressly be third party beneficiaries of this Indenture. The Company further acknowledges that, if an Event of Default has occurred and is continuing and is attributable to the failure of the Company to pay the principal of or premium, if any, or interest on or Additional Amounts with respect to the Securities of the series held by such MRH Trust, any holder of the Preferred Securities of such MRH Trust may institute a Direct Action against the Company.

        Section 15.5    Notices to Holders; Waiver.

        Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first-class mail, postage prepaid, to such Holders as their names and addresses appear on the Securities Register within the time prescribed.

                Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder, shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In case by reason of the suspension of publication of any Authorized

Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders otherwise required or permitted under this Indenture, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

        Section 15.6    Addresses for Notices.

        Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities of any series on the Company may be given or served by registered mail addressed (until another address is filed by the Company with the Trustee) as follows: Montpelier Re Holdings Ltd., Mintflower Place, 8 Par-La-Ville Road, Hamilton HM 08, Bermuda, Attention: Chief Operating Officer. Any notice, direction, request or demand by the Company or any Holders of Securities of any series to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if received at the Corporate Trust Office of such Trustee.

        Section 15.7 Officer's Certificates and Opinions of Counsel; Statements to Be Contained Therein.

        Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent) have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                Each certificate or opinion provided for in this Indenture (other than annual certificates provided pursuant to Section 4.10) and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

                Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

        Section 15.8    Separability Clause.

        In case any provision of this Indenture or of the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        Section 15.9    Legal Holidays.

        In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day in any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities, other than a provision in Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer's Certificate that establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day, except that if such next succeeding Business Day is in the next succeeding calendar year, such payment may be made, and such Securities may be converted or exchanged, on the immediately preceding Business Day (in the case of each of the foregoing, with the same force and effect as if made on such Interest Payment Date or at such Stated Maturity or Maturity or on such last day for conversion or exchange, as the case may be).

        Section 15.10 Conflict of Any Provision of Indenture with Trust Indenture Act.

        If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the former provision shall control.

        Section 15.11   Governing Law.

        This Indenture and each Security shall be deemed to be a contract governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

        Section 15.12   Judgment Currency.

        The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in the City of New York the requisite amount of the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

        Section 15.13   No Security Interest Created.

        Nothing in this Indenture or in any Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

        Section 15.14   Submission to Jurisdiction.

        The Company agrees that any judicial proceedings instituted in relation to any matter arising under this Indenture, the Securities appertaining thereto may be brought in any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Indenture, the Company hereby irrevocably accepts, generally and unconditionally, the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgment rendered in such proceeding. The Company also irrevocably and unconditionally waives for the benefit of the Trustee and the Holders of the Securities any immunity from jurisdiction and any immunity from legal process (whether through service or notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) in respect of this Indenture. The Company hereby irrevocably designates and appoints for the benefit of the Trustee and the Holders of the Securities for the term of this Indenture CT Corporation System, 111 Eighth Avenue, New York, New York 10011, as its agent to receive on its behalf service of all process (with a copy of all such service of process to be delivered to Montpelier Re Holdings Ltd., Mintflower Place, 8 Par-La-Ville Road, Hamilton HM 08, Bermuda, Attention: Chief Financial Officer) brought against it with respect to any such proceeding in any such court in The City of New York, such service being hereby acknowledged by the Company to be effective and binding service on it in every respect whether or not the Company shall then be doing or shall have at any time done business in New York. Such appointment shall be irrevocable so long as any of the Securities or the obligations of the Company hereunder remain outstanding until the appointment of a successor by the Company and such successor's acceptance of such appointment. Upon such acceptance, the Company shall notify the Trustee in writing of the name and address of such successor. The Company further agrees for the benefit of the Trustee and the Holders of the Securities to take any and all action, including the execution and filing of any and all such documents and instruments, as its agent in full force and effect so long as any of the Securities or the obligations of the Company hereunder shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company to take any such action. Nothing herein shall affect the right to serve process in any other manner permitted by any law or limit the right of the Trustee or any Holder to institute proceedings against the Company in the courts of any other jurisdiction or jurisdictions.

        Section 15.15   Counterparts.

        This Indenture may be executed in any number of counterparts, and on separate counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

        Section 15.16   Effect of Headings.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the interpretation hereof.

                                   ARTICLE 16
                            REDEMPTION OF SECURITIES

        Section 16.1    Applicability of Article.

        The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their Stated Maturity except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

        Section 16.2    Notice of Redemption; Selection of Securities.

        In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a Redemption Date and shall provide notice of such redemption at least 45 days prior to such Redemption Date to the Trustee and at least 30 days but no more than 60 days prior to such Redemption Date to the Holders of Securities of such series so to be redeemed as a whole or in part in the manner provided in Section 15.5, unless a different period is specified in the Securities to be redeemed. The notice provided in the manner herein specified shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series. If the Securities of a series are held by a MRH Trust, the Company shall also deliver a copy of such notice to the Property Trustee of such MRH Trust.

                Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the CUSIP or other comparable number, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that payment will be made upon presentation and surrender of the applicable Securities at the Place or Places of Payment, that the Redemption Price together with any interest accrued and Additional Amounts to the Redemption Date will be paid as specified in said notice, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue, and any information that is required to be included therein by the Depository.

                If fewer than all the Securities of any series are to be redeemed the notice of redemption shall specify the numbers of the Securities of such series to be redeemed. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued, or, in the case of Securities providing appropriate space for such notation, at the option of the Holders the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

                On or before the Redemption Date with respect to the Securities of any series stated in the notice of redemption given as provided in this
Section 16.2, the Company will deposit with the Trustee or with one or more Paying Agents an amount of money (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series or if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 4.3) sufficient to redeem on such Redemption Date all the Securities or portions thereof so called for redemption at the applicable Redemption Price, together with accrued interest on and Additional Amounts with respect thereto, to such Redemption Date.

                If fewer than all the Securities of any series, or any Tranche thereof, are to be redeemed, the Company shall give notice of redemption to the Trustee not less than 60 days prior to the Redemption Date as to the aggregate principal amount of Securities to be redeemed.

                If a Holders' Redemption Agreement, as hereinafter defined, is not on file with the Trustee and in effect, the particular Securities to be redeemed shall be selected by the Trustee, from the Outstanding Securities of such series or Tranche not previously called for redemption, substantially pro rata, by lot or by any other method the Trustee considers fair and appropriate and that complies with the requirements of the principal national securities exchange, if any, on which such Securities are listed, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or Tranche or any integral multiple thereof) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of that series or Tranche; provided that in case the Securities of such series or Tranche have different terms and maturities, the Securities to be redeemed shall be selected by the Company and the Company shall give notice thereof to the Trustee; provided, however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and fewer than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

                If the Trustee shall use "CUSIP" numbers in notices as a convenience to Holders, then any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the "CUSIP" numbers.

                If at the time the Company shall have given notice of redemption to the Trustee in accordance with Section 16.2, there shall be on file with the Trustee and in effect a Holders' Redemption Agreement, as hereinafter defined, then the Trustee shall select, in accordance with the provisions of said Holders' Redemption Agreement, the Securities or parts thereof to be redeemed.

                For the purposes of this Indenture, the term "Holders' Redemption Agreement" shall mean an agreement, reasonably satisfactory to the Trustee, executed as provided in this Section, which provides for the method to be followed by the Trustee in selecting Securities or parts of Securities for redemption out of any funds held by the Trustee to be applied to such redemption. A Holders' Redemption Agreement may be made with respect to a single series of Securities, or Tranche thereof, in which case it shall be executed by or on behalf of the Holders of all Outstanding Securities of such series or Tranche, or it may be made with respect to all Outstanding Securities in which case it shall be executed by or on behalf of the Holders of all Securities Outstanding hereunder.

                The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

        Section 16.3    Payment of Securities Called for Redemption.

        If notice of redemption has been given as above provided and the Company has deposited, on or before the Redemption Date, with the Trustee (and/or having irrevocably directed the Trustee to apply, from money held by it available to be used for the redemption of Securities) an amount in cash sufficient to redeem all of the Securities to be redeemed, the Securities or portions of Securities of the series specified in such notice shall become due and payable on the Redemption Date, and at the place or places stated in such notice at the applicable Redemption Price, together with any interest accrued to such Redemption Date, and on and after said Redemption Date any interest on the Securities or portion of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a Place of Payment in such notice specified, such Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with any interest accrued and Additional Amounts to the Redemption Date, except that if such Redemption Date is an Interest Payment Date, interest shall be paid as provided in Section 3.8.

                Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

                If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security.

        Section 16.4    Right of Redemption of Securities Issued to a MRH Trust.

        In the case of the Securities of a series issued to a MRH Trust, except as otherwise specified as contemplated by Section 3.1, if a Special Event in respect of such MRH Trust shall occur and be continuing, the Company may, at its option, redeem the Securities of such series within 90 days of the occurrence of such Special Event, in whole but not in part, subject to the provisions of this
Section 16.4 and the other provisions of this ARTICLE 16. Unless otherwise specified in or pursuant to this Indenture or the Securities of such series, the redemption price for any Security so redeemed pursuant to this Section 16.4 shall be equal to 100% of the principal amount of such Securities then Outstanding plus accrued and unpaid interest, including any Additional Interest, to the date fixed for redemption.

                                   ARTICLE 17
                                  SINKING FUNDS

        Section 17.1    Applicability of Article.

        The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

                The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment".

        Section 17.2 Satisfaction of Mandatory Sinking Fund Payment with Securities.

        In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option, at any time but not less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired by the Company, except Securities of such series which have been redeemed through the application of mandatory sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a company order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the mandatory sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

        Section 17.3    Redemption of Securities for Sinking Fund.

        Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a certificate signed by a Vice President, the Treasurer or any Assistant Treasurer of the Company specifying the amount of the next ensuing sinking fund payment for such series pursuant to the terms of such series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of such series pursuant to Section 17.2 and whether the Company intends to exercise its rights to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate (or to deliver the Securities, if any, specified in such certificate within the time period specified in Section 17.2), unless otherwise agreed by the Trustee, the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Securities as provided in
Section 17.2 and without the right to make any optional sinking fund payment, if any, with respect to such series.

                Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund together with accrued interest, if any, to the applicable Redemption Date. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent) to the redemption of Securities shall be added to the next sinking fund payment received by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 4.3) for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 17.3. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 4.3) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

                The Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 16.2 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 16.2 except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund and whether the sinking fund payment is mandatory or optional, or both, as the case may be. Such notice having been duly given, the redemption of the Securities shall be made upon the terms and in the manner stated in Section 16.3.

                On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, will segregate and hold in trust as provided in Section 4.3) in cash a sum equal to the principal and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

                Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company if the Company is acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities of such series; provided, however, that in case such Event of Default or default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section.

                IN WITNESS WHEREOF, Montpelier Re Holdings Ltd. has caused this Indenture to be duly executed as a deed as of the date above written.



                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

[SEAL]
                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                IN WITNESS WHEREOF, the undersigned, being duly authorized, has executed this Indenture as of the date first above written.



                                        [                          ], AS TRUSTEE


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title: